As filed with the Securities and Exchange Commission on January 5, 2007

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-21169

           NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
           ----------------------------------------------------------
             (Exact Name of the Registrant as Specified in Charter)
                      c/o Neuberger Berman Management Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
               (Address of Principal Executive Offices - Zip Code)

      Registrant's telephone number, including area code: (212) 476-8800

                   Peter E. Sundman, Chief Executive Officer
                      c/o Neuberger Berman Management Inc.
           Neuberger Berman New York Intermediate Municipal Fund Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                            Arthur C. Delibert, Esq.
                 Kirkpatrick & Lockhart Preston Gates Ellis LLP
                               1601 K Street, N.W.
                           Washington, D.C. 20006-1600
                   (Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2006

Date of reporting period: October 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. {section} 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

ANNUAL REPORT
OCTOBER 31, 2006

NEUBERGER BERMAN
A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN
INTERMEDIATE
MUNICIPAL
CLOSED-END FUNDS

CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.

INTERMEDIATE MUNICIPAL FUND INC.

NEW YORK INTERMEDIATE MUNICIPAL FUND INC.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

CHAIRMAN'S LETTER

Dear Shareholder,

I am pleased to present to you this annual report for the Neuberger Berman Intermediate Municipal Closed-End Funds for the 12 months ended October 31, 2006. The report includes portfolio commentary, a listing of the Funds' investments, and their audited financial statements for the reporting period.

Each Fund's investment objective is to provide a high level of current income exempt from regular federal income tax and, for each state-specific fund, a high level of current income exempt from that state's personal income taxes (and in the case of the New York Fund, New York City personal income tax).

We invest in intermediate-term municipal bonds because our experience and research indicate strongly that this maturity range has historically offered the best risk/reward profile on the yield curve, providing much of the return of longer-term bonds--with less volatility and risk.

We believe that our conservative investment philosophy and disciplined investment process will benefit you with superior tax exempt current income over the long term.

Thank you for your confidence in Neuberger Berman. We will continue to do our best to earn it.

Sincerely,


/s/ PETER SUNDMAN
-------------------------------------------
PETER SUNDMAN
CHAIRMAN OF THE BOARD
CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
INTERMEDIATE MUNICIPAL FUND INC.
NEW YORK INTERMEDIATE MUNICIPAL FUND INC.

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2006 Neuberger Berman Management Inc. All rights reserved.

CONTENTS

CHAIRMAN'S LETTER                                                              1

PORTFOLIO COMMENTARIES
California Intermediate Municipal Fund Inc.                                    2
Intermediate Municipal Fund Inc.                                               2
New York Intermediate Municipal Fund Inc.                                      2

SCHEDULE OF INVESTMENTS
California Intermediate Municipal Fund Inc.                                    7
Intermediate Municipal Fund Inc.                                              12
New York Intermediate Municipal Fund Inc.                                     20

FINANCIAL STATEMENTS                                                          26

FINANCIAL HIGHLIGHTS/PER SHARE DATA
California Intermediate Municipal Fund Inc.                                   36
Intermediate Municipal Fund Inc.                                              37
New York Intermediate Municipal Fund Inc.                                     38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                       40

DISTRIBUTION REINVESTMENT PLAN                                                41

DIRECTORY                                                                     43

DIRECTORS AND OFFICERS                                                        44

PROXY VOTING POLICIES AND PROCEDURES                                          53

QUARTERLY PORTFOLIO SCHEDULE                                                  53

MARYLAND ANTI-TAKEOVER STATUTES                                               53

NOTICE TO SHAREHOLDERS                                                        54

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS             55

INTERMEDIATE MUNICIPAL CLOSED-END FUNDS PORTFOLIO COMMENTARIES

Mixed economic signals and uncertainty regarding future Federal Reserve monetary policy decisions restrained bond returns in the first half of the fiscal year ended October 31, 2006. However, as investors saw more evidence that the economy was beginning to decelerate and gained confidence that the extended Federal Reserve tightening cycle was nearing an end, fixed income markets firmed. The Fed's August 8 decision to leave the Fed Funds Rate unchanged at 5.25% (a neutral posture that has remained intact through subsequent Fed meetings) contributed to a bond market rally that resulted in respectable returns for the fiscal year.

We are pleased to report that on a net asset value (NAV) basis, all three of Neuberger Berman's Intermediate Municipal Closed-End Funds posted healthy gains and materially outperformed the Lehman 10-Year Municipal Bond Index for the fiscal year.

Throughout the year, the Funds' weighted average maturities and durations were maintained in a narrow range reflecting our modestly bullish posture. Sector allocations remained heavily weighted in advantageously priced revenue bonds. During the first half of the fiscal year, our high credit quality standards restrained relative returns as lower rated bonds outperformed. However, credit quality did not have a material impact on relative returns in the second half. And with today's historically tight credit spreads (or a minimal yield differential between higher and lower rated bonds), there is even less incentive to sacrifice quality for yield. In fact, we think that the credit risk of some lower rated bonds has increased substantially. For example, real estate developments financed partially through the issuance of municipal debt (in the lingo of municipal bond investors, "dirt deals") may be especially risky in view of the current housing market slump.

Although investors' perspective has changed since the beginning of last year, all eyes remain on the Federal Reserve. The questions DU JOUR are now "How long will the Fed maintain a neutral posture?" and "Is the next move to hike or cut rates?" Following the announcement of surprisingly weak 1.6% third quarter GDP growth (later revised up to 2.2%) and a chorus of bad news from homebuilding companies, the bond market seemed to be pricing in anticipation of a Fed rate cut in first quarter 2007. Then, much better-than-anticipated third quarter corporate profits and a strong October jobs report led economists and market strategists to not only question whether the Fed might begin easing interest rates, but also to consider whether there could actually be one or two more rate hikes in the offing. With today's flat yield curve providing no financial incentive to lengthen the Funds' weighted average maturities or durations, we will likely maintain the portfolios' current interest rate exposure until we see a clearer direction for the economy and the Fed.

Our outlook for the municipal securities market remains largely constructive. There are some potholes in the market in the form of municipal entities suffering financial stress due to underfunded pension plans and/or rising health care costs. That's why our internal credit analysis remains critical. However, in general, we believe that municipal balance sheets are strong enough to accommodate any decrease in revenues resulting from a slower growth economy or even a mild recession. Most importantly, municipal bond yields still provide a meaningful return advantage for investors in high federal income tax brackets.

CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.

For the 12 months ended October 31, 2006, on a net asset value (NAV) basis, the California Intermediate Municipal Fund returned 7.51% compared to the Lehman 10-Year Municipal Bond Index's 5.99% gain.

As of October 31, 2006, the portfolio was comprised of 84.6% revenue bonds, 10.3% general obligation bonds, and 5.1% short-term investments. Bonds subject to the Alternative Minimum Tax (AMT) equaled 14.8% of assets. At the close of the reporting period, the Fund's duration was 4.8 years and the portfolio's leverage position was 36.7% of assets.

INTERMEDIATE MUNICIPAL FUND INC.

For the 12 months ended October 31, 2006, on a net asset value (NAV) basis the Intermediate Municipal Fund returned 7.22% compared to the Lehman 10-Year Municipal Bond Index's 5.99% gain.

As of October 31, 2006, the portfolio was comprised of 77.9% revenue bonds, 16.1% general obligation bonds, 4.2% pre-refunded/escrow bonds, and 1.8% short-term investments. Bonds subject to the Alternative Minimum Tax (AMT) equaled 14.4% of assets. At the close of the reporting period, the Fund's duration was 5.1 years and the portfolio's leverage position was 36.8% of assets.

NEW YORK INTERMEDIATE MUNICIPAL FUND INC.

For the 12 months ended October 31, 2006, on a net asset value (NAV) basis, the New York Intermediate Municipal Fund returned 7.05% compared to the Lehman 10-Year Municipal Bond Index's 5.99% gain.

As of October 31, 2006, the portfolio was comprised of 93.7% revenue bonds, 4.6% general obligation bonds, and 1.7% short-term investments. Bonds subject to the Alternative Minimum Tax (AMT) equaled 20.5% of assets. At the close of the reporting period, the Fund's duration was 4.9 years and the portfolio's leverage position was 37.1% of assets.

Sincerely,


/s/ THOMAS BROPHY   /s/ LORI CANELL
-----------------------------------
THOMAS BROPHY AND LORI CANELL
PORTFOLIO CO-MANAGERS

INTERMEDIATE MUNICIPAL CLOSED-END FUNDS
                                CALIFORNIA                         NEW YORK
                               INTERMEDIATE     INTERMEDIATE     INTERMEDIATE
                              MUNICIPAL FUND   MUNICIPAL FUND   MUNICIPAL FUND
                                AMEX TICKER      AMEX TICKER      AMEX TICKER
                                SYMBOL NBW       SYMBOL NBH       SYMBOL NBO
1 YEAR TOTAL RETURN
NAV(1),(3),(4)                     7.51%            7.22%            7.05%
MARKET PRICE(2),(3),(4)           12.10%           10.22%           13.70%

AVERAGE ANNUAL TOTAL RETURN (Life of Fund as of October 31, 2006)
NAV(1),(3),(4)                     6.61%            6.71%            6.27%
MARKET PRICE(2),(3),(4)            4.82%            4.31%            4.93%
INCEPTION DATE                  09/24/2002       09/24/2002       09/24/2002

CALIFORNIA INTERMEDIATE MUNICIPAL FUND RATING DIVERSIFICATION
(% BY RATINGS)
AAA          53.5%
AA            2.4
A            19.7
BBB          18.0
BB            1.3
B             1.0
CCC           0.3
CC            0.0
C             0.0
D             0.0
Not Rated     3.4
Short Term    0.4

INTERMEDIATE MUNICIPAL FUND RATING DIVERSIFICATION
(% BY RATINGS)
AAA          54.5%
AA            8.2
A            11.4
BBB          17.0
BB            1.4
B             1.5
CCC           0.4
CC            0.0
C             0.0
D             0.0
Not Rated     5.0
Short Term    0.6

NEW YORK INTERMEDIATE MUNICIPAL FUND RATING DIVERSIFICATION
(% BY RATINGS)

AAA          26.6%
AA           27.6
A            12.1
BBB          15.9
BB           10.6
B             1.8
CCC           0.4
CC            0.0
C             0.0
D             0.0
Not Rated     4.5
Short Term    0.5

Closed-end funds, unlike open-end funds, are not continually offered. There is an initial public offering and once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

ENDNOTES

(1)  Returns based on Net Asset Value ("NAV") of the Funds.

(2)  Returns based on market price of Fund shares on the American Stock
     Exchange.

(3) A portion of the income from each Fund may be a tax preference item for purposes of the Federal alternative minimum tax for certain investors.

(4) Neuberger Berman Management Inc. has contractually agreed to waive a portion of the management fees that it is entitled to receive from each Fund. Each undertaking lasts until October 31, 2011. Please see the notes to the financial statements for specific information regarding the rate of the management fees waived by Neuberger Berman Management Inc. Absent such a waiver, the performance of each Fund would be lower.

(5) Unaudited performance data current to the most recent month-end are available at www.nb.com.

GLOSSARY OF INDICES

LEHMAN 10-YEAR MUNICIPAL BOND    The index is the 10-year (8-12) component of
   INDEX:                        the Lehman Municipal Bond Index which is a
                                 rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.
                                 Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that investors cannot invest directly in any index or average. Data about the performance of each index or average are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. Each Fund may invest in securities not included in its respective index.

                                                                              NEUBERGER BERMAN OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.

PRINCIPAL AMOUNT                      SECURITY @                               RATING@@             VALUE(+)
(000'S OMITTED)                                                                MOODY'S    S&P   (000'S OMITTED)
ARIZONA (0.8%)
$  750   Verrado Comm. Fac. Dist. Number 1 G.O., Ser. 2003,
         6.15%, due 7/15/17                                                                      $  806^^
                                                                                                 ------
CALIFORNIA (133.7%)
   780   Abag Fin. Au. Cert. of Participation Rev. (Channing House),
         Ser. 1999, 4.90%, due 2/15/09                                                    BBB       796~
 3,050   Abag Fin. Au. Cert. of Participation Rev. (Episcopal Homes
         Foundation), Ser. 1998, 5.13%, due 7/1/18                                       BBB+     3,117~
 1,000   Abag Fin. Au. Rev. (San Diego Hosp. Assoc.), Ser. 2003 C,
         5.13%, due 3/1/18                                                       Baa1    BBB+     1,042~
 1,250   Alameda Co. Cert. of Participation Ref. Rev., Ser. 2001 A,
         (MBIA Insured), 5.38%, due 12/1/17                                      Aaa              1,362
 1,285    Bay Area Governments Assoc. BART SFO Extension Rev.
         (Arpt. Premium Fare), Ser. 2002 A, (AMBAC Insured),
         5.00%, due 8/1/21                                                       Aaa      AAA     1,355
 1,000   Burbank Pub. Svc. Dept. Elec. Rev., Ser. 1998, (FSA Insured),
         5.13%, due 6/1/16                                                       Aaa      AAA     1,034
   555   California Co. Tobacco Securitization Agcy. Tobacco
         Settlement Asset-Backed Rev., Ser. 2002, 4.75%, due 6/1/19              Baa3               559
 1,750   California Ed. Fac. Au. Ref. Rev. (Stanford Univ.), Ser. 2001 R,
         5.00%, due 11/1/21                                                      Aaa      AAA     1,842~
 2,000   California Hlth. Fac. Fin. Au. Rev. (Catholic Healthcare West),
         Ser. 2004 I, 4.95%, due 7/1/26                                           A2       A      2,109~
 2,000   California Hlth. Fac. Fin. Au. Rev. (Cedars-Sinai Med. Ctr.),
         Ser. 1999 A, 6.13%, due 12/1/19                                          A3              2,175~
 2,000   California Hlth. Fac. Fin. Au. Rev. (Cedars-Sinai Med. Ctr.),
         Ser. 2005, 5.00%, due 11/15/21                                           A3              2,115~
 1,000   California Hlth. Fac. Fin. Au. Rev. (Kaiser Permanente),
         Ser. 1998 B, 5.00%, due 10/1/20                                          A3      AAA     1,035~
 2,000   California Hsg. Fin. Agcy. Home Mtge. Rev., Ser. 2006 E,
         (FGIC Insured), 4.88%, due 2/1/17                                       Aaa      AAA     2,068
   100   California Hsg. Fin. Agcy. Rev. (AMT Home Mtge.), Ser. 2006 F,
         (LOC: Fortis Bank), 3.62%, due 11/1/06                                 VMIG1    A-1+       100#
   500   California Muni. Fin. Au. Ed. Rev. (American Heritage Ed.
         Foundation Proj.), Ser. 2006 A, 5.00%, due 6/1/16                                BBB-      518~
 4,000   California Poll. Ctrl. Fin. Au. Ref. PCR (Pacific Gas & Elec. Co.),
         Ser. 1996 A, (MBIA Insured), 5.35%, due 12/1/16                         Aaa      AAA     4,319~
   300   California Poll. Ctrl. Fin. Au. Res. Rec. Rev.
         (Atlantic Richfield Co. Proj.), Ser. 1994 A, 3.62%, due 11/1/06        VMIG1    A-1+       300~#
 1,500   California Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev.
         (Republic Svc., Inc. Proj.), Ser. 2002 B, 5.25%,
         due 6/1/23 Putable 12/1/17                                              Baa2    BBB+     1,622~
 1,000   California Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev.
         (Waste Management, Inc. Proj.), Ser. 2002 C,
         4.85%, due 12/1/27 Putable 11/30/07                                              BBB     1,004~
 3,000   California Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev.
         (Waste Management, Inc. Proj.), Ser. 2005 C,
         5.13%, due 11/1/23                                                               BBB     3,171~
 4,500   California St. Dept. of Wtr. Res. Pwr. Supply Rev., Ser. 2002 A,
         5.75%, due 5/1/17                                                       Aaa      A-      5,049
 1,000   California St. Dept. of Wtr. Res. Pwr. Supply Rev., Ser. 2002 A,
         5.38%, due 5/1/22                                                       Aaa      A-      1,103
   200   California St. Econ. Rec., Ser. 2004 C-8, (LOC: Lloyds Bank),
         3.42%, due 11/1/06                                                     VMIG1    A-1+       200#

See Notes to Schedule of Investments


SCHEDULE OF INVESTMENTS CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC. CONT'D

PRINCIPAL AMOUNT                      SECURITY @                               RATING@@             VALUE(+)
(000'S OMITTED)                                                                MOODY'S    S&P   (000'S OMITTED)
$2,250   California St. G.O., Ser. 2002, 5.00%, due 10/1/17                       A1      A+     $2,395
 1,000   California St. Pub. Works Board Lease (Dept. of Gen. Svc.) Rev.
         (Cap. East End Complex), Ser. 2002 A, (AMBAC Insured),
         5.25%, due 12/1/16                                                      Aaa      AAA     1,087
 1,095   California St. Pub. Works Board Lease Rev.
         (California Comm. Colleges), Ser. 2004 B, 5.50%, due 6/1/20              A2       A      1,210
 3,000   California St. Pub. Works Board Lease Rev. (Regents of the Univ.
         of California, UCLA Replacement Hosp.), Ser. 2002 A,
         (FSA Insured), 5.38%, due 10/1/13                                       Aaa      AAA     3,291
 1,000   California St. Univ. Fresno Assoc., Inc. Rev. (Auxiliary Organization
         Event Ctr.), Ser. 2002, 5.00%, due 7/1/12                               Baa3             1,073
 2,000   California Statewide CDA Cert. of Participation Rev.
         (Children's Hosp. Los Angeles), Ser. 1999, 5.13%, due 8/15/19            A3       A      2,074~
 1,890   California Statewide CDA Cert. of Participation Rev.
         (The Internext Group), Ser. 1999, 5.38%, due 4/1/17                              BBB     1,938~
 1,000   California Statewide CDA Hlth. Fac. Rev. (Adventist Hlth.),
         Ser. 2005 A, 5.00%, due 3/1/20                                                    A      1,055~
 5,000   California Statewide CDA Hlth. Fac. Rev. (Mem. Hlth. Svcs.),
         Ser. 2003 A, 6.00%, due 10/1/16                                          A3      A+      5,537~
 1,000   California Statewide CDA Rev. (Daughters of Charity Hlth.),
         Ser. 2005 G, 5.00%, due 7/1/22                                                  BBB+     1,041~
 3,000   California Statewide CDA Rev. (Kaiser Permanente), Ser. 2002 E,
         4.70%, due 11/1/36 Putable 6/1/09                                        A3      A+      3,062~
 1,000   Central Joint Pwr. Hlth. Fin. Au. Cert. of Participation Rev.
         (Comm. Hosp. of Central California Proj.), Ser. 2000,
         5.50%, due 2/1/14                                                       Baa2    BBB-     1,039~
 1,020   Cerritos Pub. Fin. Au. Sub. Tax Allocation Rev.
         (Cerritos Redev. Proj.), Ser. 2002 B, 4.40%, due 11/1/16                         BBB     1,020
 2,550   Contra Costa Comm. College Dist. G.O., Ser. 2002,
         (FGIC Insured), 5.25%, due 8/1/17                                       Aaa      AAA     2,772
   710   Elk Grove Spec. Tax Rev. (East Franklin Comm. Fac.
         Dist. Number 1), Ser. 2002 A, 5.38%, due 8/1/17                                            748^^
 1,000   Fresno Unified Sch. Dist. Ref. G.O., Ser. 2002 A, (MBIA Insured),
         6.00%, due 2/1/17                                                       Aaa      AAA     1,186
 2,835   Glendale Redev. Agcy. Tax Allocation Rev. (Central Glendale
         Redev. Proj.), Ser. 2002, (MBIA Insured), 5.00%, due 12/1/16            Aaa      AAA     3,058
 2,480   Glendale Redev. Agcy. Tax Allocation Rev. (Central Glendale
         Redev. Proj.), Ser. 2002, (MBIA Insured), 5.25%, due 12/1/17            Aaa      AAA     2,713
 1,000   Kings Canyon Joint Unified Sch. Dist. G.O., Ser. 2002,
         (FGIC Insured), 5.38%, due 8/1/17                                       Aaa      AAA     1,087
 1,245   Long Beach Bond Fin. Au. Tax Allocation Rev. (Downtown, North
         Long Beach, Poly High, & West Beach Redev. Proj.), Ser. 2002 A,
         (AMBAC Insured), 5.38%, due 8/1/17                                      Aaa      AAA     1,368
   660   Long Beach Bond Fin. Au. Tax Allocation Rev. (North Long
         Beach Proj.), Ser. 2002 A, (AMBAC Insured), 5.38%, due 8/1/17           Aaa      AAA       723
   500   Long Beach Fin. Au. Rev., Ser. 1992, (AMBAC Insured),
         6.00%, due 11/1/17                                                      Aaa      AAA       586
 1,275   Los Angeles Co. Long Beach Unified Sch. Dist. G.O., Ser. 2002 D,
         (FSA Insured), 5.00%, due 8/1/17                                        Aaa              1,350
 5,000   Los Angeles Dept. of Arpts. Rev. (Los Angeles Int'l. Arpt.),
         Ser. 2002 A, (FGIC Insured), 5.25%, due 5/15/18                         Aaa      AAA     5,392
   500   Marin Co. Dixie Elementary Sch. Dist. G.O., Ser. 2000 A,
         (FSA Insured), 5.38%, due 8/1/17                                        Aaa      AAA       539
 1,045   Marin Co. Muni. Wtr. Dist. Wtr. Ref. Rev., Ser. 2002,
         (AMBAC Insured), 5.00%, due 7/1/17                                      Aaa      AAA     1,113


                                                                              NEUBERGER BERMAN OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC. CONT'D

PRINCIPAL AMOUNT                      SECURITY @                                RATING@@              VALUE(+)
(000'S OMITTED)                                                                 MOODY'S    S&P   (000'S OMITTED)
$1,090   Moreland Sch. Dist. Ref. G.O., Ser. 2002, (FGIC Insured),
         5.13%, due 9/1/17                                                        Aaa      AAA     $1,169
   535   Nevada & Placer Cos. Irrigation Dist. Cert. of Participation Rev.,
         Ser. 2002, (FGIC Insured), 5.00%, due 1/1/16                             Aaa      AAA        573
   565   Nevada & Placer Cos. Irrigation Dist. Cert. of Participation Rev.,
         Ser. 2002, (FGIC Insured), 5.00%, due 1/1/17                             Aaa      AAA        603
 1,045   Oakland G.O., Ser. 2002 A, (FGIC Insured), 5.00%, due 1/15/15            Aaa      AAA      1,117
 1,210   Oakland G.O., Ser. 2002 A, (FGIC Insured), 5.00%, due 1/15/18            Aaa      AAA      1,283
   605   Oakland Redev. Agcy. Rev. (Coliseum Area Redev. Proj.),
         Ser. 2003, 5.00%, due 9/1/16                                                       A         654
   635   Oakland Redev. Agcy. Rev. (Coliseum Area Redev. Proj.),
         Ser. 2003, 5.00%, due 9/1/17                                                       A         687
 1,290   Oakland Redev. Agcy. Sub. Tax Allocation Rev. (Central Dist.
         Redev. Proj.), Ser. 2003, (FGIC Insured), 5.50%, due 9/1/17              Aaa      AAA      1,423
 1,445   Oceanside Cert. of Participation Ref. Rev., Ser. 2003 A,
         (AMBAC Insured), 5.25%, due 4/1/14                                       Aaa      AAA      1,591
 3,890   Port of Oakland Ref. Rev., Ser. 2002 N, (MBIA Insured),
         5.00%, due 11/1/13                                                       Aaa      AAA      4,151
 2,655   Riverside Co. Eastern Muni. Wtr. Dist. Cert. of Participation Wtr. &
         Swr. Rev., Ser. 2001 A, (FGIC Insured), 5.00%, due 7/1/19                Aaa      AAA      2,804
   440   Roseville Stone Point Comm. Fac. District No. 1 Special Tax Rev.,
         Ser. 2003, 5.70%, due 9/1/17                                                                 464^^
 2,600   Sacramento Muni. Util. Dist. Elec. Rev., Ser. 1997 K,
         (AMBAC Insured), 5.70%, due 7/1/17                                       Aaa      AAA      3,057
   830   San Diego Redev. Agcy. Sub. Parking Rev. (Centre City
         Redev. Proj.), Ser. 2003 B, 4.80%, due 9/1/15                            Baa2                852
   820   San Diego Redev. Agcy. Sub. Parking Rev. (Centre City
         Redev. Proj.), Ser. 2003 B, 4.90%, due 9/1/16                            Baa2                842
 2,000   San Diego Unified Sch. Dist. G.O., Ser. 2002 D, (FGIC Insured),
         5.25%, due 7/1/21                                                        Aaa      AAA      2,182
 3,000   San Francisco Bay Area Toll Au. Toll Bridge Rev., Ser. 2001 D,
         5.00%, due 4/1/17                                                        Aa3      AA       3,162
 1,500   San Francisco City & Co. Int'l. Arpt. Second Ser. Rev.,
         (FGIC Insured), 5.25%, due 5/1/16                                        Aaa      AAA      1,571
 5,000   San Francisco City & Co. Redev. Agcy. Lease Ref. Rev.
         (George R. Moscone Convention Ctr.), Ser. 2002, (FSA Insured),
         5.00%, due 7/1/17                                                        Aaa      AAA      5,327
 1,000   San Jose Arpt. Ref. Rev., Ser. 2002 B, (FSA Insured),
         5.00%, due 3/1/11                                                        Aaa      AAA      1,049
 1,615   San Jose Arpt. Ref. Rev., Ser. 2002 B, (FSA Insured),
         5.00%, due 3/1/12                                                        Aaa      AAA      1,708
 2,500   San Jose Fin. Au. Lease Rev. (Civic Ctr. Proj.), Ser. 2002 B,
         (AMBAC Insured), 5.25%, due 6/1/17                                       Aaa      AAA      2,705
 1,000   San Jose Multi-Family Hsg. Rev. (Fallen Leaves Apts. Proj.),
         Ser. 2002 J-1, (AMBAC Insured), 4.95%, due 12/1/22                       Aaa      AAA      1,037~
 1,620   Santa Clara Co. Fremont Union High Sch. Dist. G.O.,
         Ser. 2002 C, (FSA Insured), 5.00%, due 9/1/20                            Aaa      AAA      1,751
 1,000   Santa Rosa Rancheria Tachi Yokut Tribe Enterprise Rev.,
         Ser. 2003, 6.13%, due 3/1/13                                                               1,021^^
 3,905   Solano Co. Cert. of Participation Rev., Ser. 2002, (MBIA Insured),
         5.25%, due 11/1/17                                                       Aaa      AAA      4,258
 1,000   South Gate Pub. Fin. Au. Tax Allocation Rev. (South Gate Redev.
         Proj. No. 1), Ser. 2002, 5.00%, due 9/1/16                               Aaa      AAA      1,079
   600   Univ. of California Regents Cert. of Participation Rev. (San Diego
         Campus & Sacramento Proj.), Ser. 2002 A, 5.25%, due 1/1/18               Aa2                 637

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC. CONT'D


PRINCIPAL AMOUNT                       SECURITY @                               RATING@@             VALUE(+)
(000'S OMITTED)                                                                 MOODY'S   S&P    (000'S OMITTED)
$1,000   Univ. of California Regents
         Rev. (Multi. Purp. Proj.), Ser. 2000 K,
         (MBIA Insured), 5.00%, due 9/1/12                                        Aaa     AAA     $  1,037
                                                                                                  --------
                                                                                                   136,246
                                                                                                  --------
FLORIDA (0.8%)
   750   Miami Beach Hlth. Fac. Au. Hosp. Ref. Rev. (Mount Sinai Med. Ctr.
         of Florida Proj.), Ser. 2004, 6.25%, due 11/15/09                        Ba1     BB+          790~
                                                                                                  --------
GEORGIA (1.0%)
 1,000   De Kalb Co. Dev. Au. Ref. PCR (General Motors Corp. Proj.),
         Ser. 2002, 6.00%, due 3/15/21                                            Caa1     B-        1,018~
                                                                                                  --------
GUAM (0.7%)
   700   Guam Gov't. Waterworks Au. Wtr. & Wastewater Sys. Rev.,
         Ser. 2005, 5.50%, due 7/1/16                                             Ba2                  749
                                                                                                  --------
LOUISIANA (2.9%)
 1,500   Morehouse Parish Ref. PCR (Int'l. Paper Co. Proj.), Ser. 2001 A,
         5.25%, due 11/15/13                                                      Baa3    BBB        1,602~
 1,250   Tobacco Settlement Fin. Corp. Tobacco Settlement Asset-Backed
         Rev., Ser. 2001 B, 5.50%, due 5/15/30                                    Baa3    BBB        1,311
                                                                                                  --------
                                                                                                     2,913
                                                                                                  --------
NEW YORK (1.1%)
   500   New York City IDA Liberty Rev. (7 World Trade Center, LLC Proj.),
         Ser. 2005 A, 6.25%, due 3/1/15                                                                534^^
   500   New York City IDA Spec. Fac. Rev. (American Airlines, Inc. J.F.K.
         Int'l. Arpt. Proj.), Ser. 2005, 7.50%, due 8/1/16                                 B           574~
                                                                                                  --------
                                                                                                     1,108
                                                                                                  --------
NORTH CAROLINA (1.5%)
 1,405   North Carolina Muni. Pwr. Agcy. Number 1 Catawba Elec. Rev.,
         Ser. 2003 A, 5.50%, due 1/1/14                                            A3     BBB+       1,522
                                                                                                  --------
OHIO (0.5%)
   500   Coshocton Co. Env. Imp. Ref. Rev. (Smurfit-Stone Container
         Enterprises, Inc. Proj.), Ser. 2005, 5.13%, due 8/1/13                           CCC+         503~
                                                                                                  --------
PENNSYLVANIA (1.1%)
 1,000   Cumberland Co. West Shore Area Au. Hosp. Rev. (Holy Spirit
         Hosp. of the Sisters of Christian Charity Proj.), Ser. 2001,
         6.00%, due 1/1/18                                                                BBB        1,074~
                                                                                                  --------
PUERTO RICO (6.6%)
 1,300   Puerto Rico Children's Trust Tobacco Settlement Asset-Backed
         Rev., Ser. 2002, 5.38%, due 5/15/33                                      Baa3    BBB        1,366
 1,000   Puerto Rico Ind., Tourist, Ed., Med. & Env. Ctrl. Fac. Rev.
         (Polytechnic Univ. of Puerto Rico Proj.), Ser. 2002 A,
         (ACA Insured), 5.25%, due 8/1/15                                                  A         1,049~
 3,000   Puerto Rico Muni. Fin. Agcy. Rev., Ser. 2002 A, (FSA Insured),
         5.25%, due 8/1/17                                                        Aaa     AAA        3,259
 1,000   Puerto Rico Muni. Fin. Agcy. Rev., Ser. 2002 A, (FSA Insured),
         5.25%, due 8/1/21                                                        Aaa     AAA        1,082
                                                                                                  --------
                                                                                                     6,756
                                                                                                  --------
TEXAS (3.3%)
   900   Brazos River Au. Ref. PCR (TXU Energy Co. LLC Proj.), Ser. 2003 A,
         6.75%, due 4/1/38 Putable 4/1/13                                         Baa2    BBB-       1,017~
   750   Brazos River Au. Ref. Rev. (Reliant Energy, Inc. Proj.), Ser. 1999
         B, 7.75%, due 12/1/18                                                    Ba1     BBB-         805~
 1,000   Brazos River Harbor Navigation Dist. of Brazoria Co. Env.
         Fac. Rev. (Dow Chemical Co. Proj.), Ser. 2002 A-4,
         5.20%, due 5/15/33                                                        A3      A-        1,019~

                                                                              NEUBERGER BERMAN OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC. CONT'D

PRINCIPAL AMOUNT                       SECURITY @                               RATING@@             VALUE(+)
(000'S OMITTED)                                                                 MOODY'S    S&P   (000'S OMITTED)
 $ 500   Dallas-Fort Worth Int'l. Arpt. Fac. Imp. Corp. Rev., Ser. 2004 A-1,
         6.15%, due 1/1/16                                                         Ba2            $    506~
                                                                                                  --------
                                                                                                     3,347
                                                                                                  --------
VIRGIN ISLANDS (2.0%)
   250   Virgin Islands Pub. Fin. Au. Refinery Fac. Rev. (HOVENSA Refinery),
         Ser. 2003, 6.13%, due 7/1/22                                             Baa3    BBB          275
   750   Virgin Islands Pub. Fin. Au. Rev. (Virgin Islands Matching Fund
         Loan Notes), Ser. 1998 E, 6.00%, due 10/1/22                                                  786^^
 1,000   Virgin Islands Wtr. & Pwr. Au. Elec. Sys. Ref. Rev., Ser. 1998,
         5.30%, due 7/1/18                                                                           1,008^^
                                                                                                  --------
                                                                                                     2,069
                                                                                                  --------

         TOTAL INVESTMENTS (156.0%) (COST $153,312)                                                158,901##

         Cash, receivables and other assets, less liabilities (1.9%)                                 1,982
         Liquidation Value of Auction Market Preferred Shares [(57.9%)]                            (59,000)
                                                                                                  --------
         TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)                              $101,883
                                                                                                  --------

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS INTERMEDIATE MUNICIPAL FUND INC.

PRINCIPAL AMOUNT                          SECURITY @                               RATING@@              VALUE(+)
(000'S OMITTED)                                                                    MOODY'S    S&P   (000'S OMITTED)
ALABAMA (1.5%)
$4,210   DCH Hlth. Care Au. Hlth. Care Fac. Rev., Ser. 2002,
         5.25%, due 6/1/14                                                            A1      A+    $ 4,524
                                                                                                    -------
ARIZONA (1.9%)
 1,465   Arizona Energy Management Svcs. (Main) LLC Energy
         Conservation Rev. (Arizona St. Univ. Proj.-Main Campus),
         Ser. 2002, (MBIA Insured), 5.25%, due 7/1/17                                Aaa      AAA     1,582
 1,750   Verrado Comm. Fac. Dist. Number 1 G.O., Ser. 2003,
         6.15%, due 7/15/17                                                                           1,882^^
 2,325   Verrado Comm. Fac. Dist. Number 1 G.O., Ser. 2006, 5.05%,
         due 7/15/18                                                                                  2,355^^
                                                                                                    -------
                                                                                                      5,819
                                                                                                    -------
CALIFORNIA (7.6%)
 3,500   California Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Republic Svc.,
         Inc. Proj.), Ser. 2002 B, 5.25%, due 6/1/23 Putable 12/1/17                 Baa2    BBB+     3,784~**
 2,000   California Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev.
         (Waste Management, Inc. Proj.), Ser. 2005 C,
         5.13%, due 11/1/23                                                                  BBB      2,114~
 2,500   California St. Dept. of Wtr. Res. Pwr. Supply Rev., Ser. 2002 A,
         5.75%, due 5/1/17                                                           Aaa      A-      2,805
 3,460   California St. Dept. of Wtr. Res. Pwr. Supply Rev., Ser. 2002 A,
         5.38%, due 5/1/22                                                           Aaa      A-      3,818
 1,500   California St. Pub. Works Board Lease Rev., Ser. 2002 A,
         (AMBAC Insured), 5.25%, due 12/1/17                                         Aaa      AAA     1,629
 1,240   California Statewide CDA Hlth. Fac. Rev. (Mem. Hlth. Svcs.),
         Ser. 2003 A, 6.00%, due 10/1/16                                              A3      A+      1,373~
 3,000   Golden St. Tobacco Securitization Corp. Tobacco Settlement
         Asset-Backed Rev., Ser. 2003 A-1, 6.25%, due 6/1/33                         Baa3     BBB     3,345
 2,080   Oakland Redev. Agcy. Sub. Tax Allocation Rev. (Central Dist.
         Redev. Proj.), Ser. 2003, (FGIC Insured), 5.50%, due 9/1/18                 Aaa      AAA     2,287
   740   San Diego Redev. Agcy. Sub. Parking Rev. (Centre City Redev. Proj.),
         Ser. 2003 B, 5.00%, due 9/1/17                                              Baa2               763
 1,500   Santa Rosa Rancheria Tachi Yokut Tribe Enterprise Rev., Ser. 2006,
         4.88%, due 3/1/16                                                                            1,525^^
                                                                                                    -------
                                                                                                     23,443
                                                                                                    -------
COLORADO (5.3%)
 4,220   Colorado Springs Util. Sys. Sub. Lien Ref. Rev., Ser. 2002 A,
         (AMBAC Insured), 5.38%, due 11/15/18                                        Aaa      AAA     4,594
 4,000   Denver City & Co. Arpt. Sys. Ref. Rev., Ser. 2002 E, (FGIC Insured),
         5.25%, due 11/15/14                                                         Aaa      AAA     4,290
 2,000   Denver City & Co. Arpt. Sys. Rev., Ser. 1991 D,
         7.75%, due 11/15/13                                                         A1       AAA     2,281
 4,610   Thornton Cert. of Participation, Ser. 2002, (AMBAC Insured),
         5.38%, due 12/1/16                                                          Aaa      AAA     5,035
                                                                                                    -------
                                                                                                     16,200
                                                                                                    -------
CONNECTICUT (0.8%)
 2,400   Mashantucket Western Pequot Tribe Spec. Rev., Sub. Ser. 1997 B,
         5.70%, due 9/1/12                                                           Baa3             2,485^
                                                                                                    -------
DISTRICT OF COLUMBIA (1.6%)
 4,495   Dist. of Columbia (Washington, D.C.) Ref. G.O., Ser. 2002 C,
         5.25%, due 6/1/13                                                           Aaa      AAA     4,831
                                                                                                    -------
FLORIDA (8.8%)
 2,500   Broward Co. G.O., Ser. 2001 A, 5.25%, due 1/1/18                            Aa1      AA+     2,673
 2,805   Fiddlers Creek Comm. Dev. Dist. Number 2 Spec. Assessment Rev.,
         Ser. 2003 A, 6.00%, due 5/1/16                                                               2,942^^

                                                                              NEUBERGER BERMAN OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS INTERMEDIATE MUNICIPAL FUND INC. CONT'D


PRINCIPAL AMOUNT                          SECURITY @                               RATING@@             VALUE(+)
(000'S OMITTED)                                                                    MOODY'S    S&P   (000'S OMITTED)
$1,750   Miami Beach Hlth. Fac. Au. Hosp. Ref. Rev. (Mount Sinai Med. Ctr.
         of Florida Proj.), Ser. 2004, 6.25%, due 11/15/09                           Ba1      BB+   $ 1,844~
 8,140   Orange Co. Sales Tax Ref. Rev., Ser. 2002 A, (FGIC Insured),
         5.13%, due 1/1/18                                                           Aaa      AAA     8,764
 2,085   Palm Beach Co. Hlth. Fac. Au. Hosp. Ref. Rev. (BRCH Corp.
         Oblig. Group), Ser. 2001, 5.00%, due 12/1/12                                          A      2,186~
 7,000   Palm Beach Co. Sch. Board Cert. of Participation, Ser. 2001 B,
         (AMBAC Insured), 5.38%, due 8/1/17                                          Aaa      AAA     7,590
 1,000   Sarasota Co. Util. Sys. Ref. Rev., Ser. 2002 C, (FGIC Insured),
         5.25%, due 10/1/20                                                          Aaa      AAA     1,078
                                                                                                    -------
                                                                                                     27,077
                                                                                                    -------
GEORGIA (2.6%)
 4,575   Henry Co. Wtr. & Swr. Au. Wtr. & Swr. Ref. Rev., Ser. 2002 A,
         (MBIA Insured), 5.13%, due 2/1/17                                           Aaa      AAA     4,989
 2,710   Newnan Hosp. Au. Rev. Anticipation Cert. (Newnan Hosp.,
         Inc. Proj.), Ser. 2002, (MBIA Insured), 5.50%, due 1/1/18                   Aaa              2,980~
                                                                                                    -------
                                                                                                      7,969
                                                                                                    -------
ILLINOIS (9.9%)
 5,940   Chicago G.O., Ser. 2002 A, (AMBAC Insured), 5.38%,
         due 1/1/17 P/R 7/1/12                                                       Aaa      AAA     6,488
   180   Chicago G.O., Ser. 2002 A, (AMBAC Insured), 5.38%, due 1/1/17               Aaa      AAA       195
 1,500   Chicago Metro. Wtr. Reclamation Dist. Cap. Imp. G.O.,
         Ser. 2002 C, 5.38%, due 12/1/16                                             Aaa      AAA     1,636
 5,130   Illinois Ed. Fac. Au. Rev. (Field Museum of Natural History),
         Ser. 2002, 4.30%, due 11/1/36                                                A2       A      5,214~
 4,000   Illinois Fin. Au. Rev. (Clare Oaks Proj.), Ser. 2006 A,
         5.75%, due 11/15/16                                                                          4,155~^^
 5,000   Illinois G.O., Ser. 2002, (MBIA Insured), 5.25%, due 10/1/14                Aaa      AAA     5,427
 3,000   Illinois Hlth. Fac. Au. Rev. (Loyola Univ. Hlth. Sys.), Ser. 1997 A,
         (MBIA Insured), 6.00%, due 7/1/14                                           Aaa      AAA     3,452~
 1,670   Illinois Metro. Pier & Exposition Au. Dedicated St. Tax Ref. Rev.,
         Ser. 1998 A, 5.50%, due 6/15/17                                             Aaa      AAA     1,921
 2,000   Kane, Cooke, & DuPage Cos. Elgin Sch. Dist. Number U-46 G.O.,
         Ser. 1998, (FSA Insured), 5.35%, due 1/1/15                                 Aaa              2,146
                                                                                                    -------
                                                                                                     30,634
                                                                                                    -------
INDIANA (9.6%)
 1,995   Indiana Bond Bank Rev. (St. Revolving Fund Prog.), Ser. 2001 A,
         5.38%, due 2/1/17                                                                    AAA     2,207
   760   Indiana Bond Bank Rev. (St. Revolving Fund Prog.), Ser. 2001 B,
         5.25%, due 2/1/18                                                                    AAA       830
 8,005   Indiana Bond Bank Rev. (Unrefunded Bal. Revolving Fund Prog.),
         Ser. 2001 A, 5.38%, due 2/1/17                                                       AAA     8,786
 2,800   Indiana Bond Bank Rev. (Unrefunded Bal. Revolving Fund Prog.),
         Ser. 2002 B, 5.25%, due 2/1/18                                                       AAA     3,025
 4,000   Indiana Hlth. & Ed. Fac. Fin. Au. Hosp. Ref. Rev. (Clarian Hlth.
         Oblig. Group), Ser. 2006 B, 5.00%, due 2/15/21                               A2       A+     4,225~
 1,000   Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev., Ser. 2002 B,
         (MBIA Insured), 5.25%, due 1/1/18                                           Aaa      AAA     1,078
 2,050   Indiana St. Hlth. Fac. Fin. Au. Rev. (Hlth. Sys. Sisters of
         St. Francis), Ser. 2001, 5.35%, due 11/1/15                                 Aa3              2,212~
 1,065   Indiana St. Recreational Dev. Comm. Rev., Ser. 2002,
         (AMBAC Insured), 5.25%, due 7/1/18                                          Aaa      AAA     1,139
 1,125   Indiana St. Recreational Dev. Comm. Rev., Ser. 2002,
         (AMBAC Insured), 5.25%, due 7/1/19                                          Aaa      AAA     1,201


See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS INTERMEDIATE MUNICIPAL FUND INC. CONT'D

PRINCIPAL AMOUNT                          SECURITY @                               RATING@@             VALUE(+)
(000'S OMITTED)                                                                    MOODY'S    S&P   (000'S OMITTED)
$2,580   Indianapolis Local Pub. Imp. Rev. (Indianapolis Arpt. Au. Proj.),
         Ser. 2003 A, (FSA Insured), 5.63%, due 1/1/17                               Aaa      AAA    $ 2,813
 2,000   Jasper Hosp. Au. Hosp. Fac. Ref. Rev. (Mem. Hosp. & Hlth. Care
         Ctr. Proj.), Ser. 2002, 5.50%, due 11/1/17                                            AA      2,166~
                                                                                                     -------
                                                                                                      29,682
                                                                                                     -------

IOWA (2.1%)
 3,000   Iowa Tobacco Settlement Au. Tobacco Settlement Asset-Backed
         Rev., Ser. 2001 B, 5.30%, due 6/1/25                                                 AAA      3,198
 3,000   Iowa Tobacco Settlement Au. Tobacco Settlement Asset-Backed
         Rev., Ser. 2005 C, 5.38%, due 6/1/38                                       Baa3      BBB      3,135
                                                                                                     -------
                                                                                                       6,333
                                                                                                     -------
KENTUCKY (0.6%)
 2,000   Louisville & Jefferson Co. Kentucky Reg. Arpt. Au. Spec. Fac. Rev.
         (UPS Worldwide Forwarding), Ser. 1999 A, 3.64%, due 11/1/06                 Aaa      AAA      2,000~
                                                                                                     -------
LOUISIANA (1.2%)
 2,500   Morehouse Parish Ref. PCR (Int'l. Paper Co. Proj.), Ser. 2001 A,
         5.25%, due 11/15/13                                                        Baa3      BBB      2,671~
 1,000   Tobacco Settlement Fin. Corp. Tobacco Settlement Asset-Backed
         Rev., Ser. 2001 B, 5.50%, due 5/15/30                                      Baa3      BBB      1,049
                                                                                                     -------
                                                                                                       3,720
                                                                                                     -------
MARYLAND (0.5%)
 1,000   Maryland St. Hlth. & Higher Ed. Fac. Au. Rev. (Union Hosp. of
         Cecil Co.), Ser. 2002, 5.50%, due 7/1/14                                     A3               1,072~
   400   Prince George's Co. Unrefunded Balance Cons. Pub. Imp. G.O.,
         Ser. 2001, (FGIC Insured), 5.25%, due 12/1/16                               Aaa      AAA        435
                                                                                                     -------
                                                                                                       1,507
                                                                                                     -------
MASSACHUSETTS (8.6%)
 3,000   Massachusetts Port Au. Spec. Fac. Rev. (Delta Air Lines, Inc. Proj.),
         Ser. 2001 A, (AMBAC Insured), 5.50%, due 1/1/19                             Aaa      AAA      3,154~
 1,850   Massachusetts St. G.O., Ser. 2002 E, (MBIA Insured),
         5.38%, due 1/1/18                                                           Aaa      AAA      2,025
 2,450   Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Caritas Christi
         Oblig. Group), Ser. 1999 A, 5.70%, due 7/1/15                              Baa3      BBB      2,556~
 2,810   Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Milford-Whitinsville
         Reg. Hosp.), Ser. 1998 C, 5.75%, due 7/15/13                               Baa3     BBB-      2,914~
 4,935   Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (New England Med.
         Ctr. Hosp.), Ser. 2002 H, (FGIC Insured), 5.38%, due 5/15/16                Aaa      AAA      5,363~
 2,000   Massachusetts St. Wtr. Poll. Abatement Trust Pre-Refunded Rev.
         (Pool Prog.), Ser. 2001, 5.25%, due 2/1/16 P/R 8/1/11                       Aaa      AAA      2,140
 5,030   Massachusetts St. Wtr. Poll. Abatement Trust Rev. (MWRA Prog.),
         Ser. 2002 A, 5.25%, due 8/1/19                                              Aaa      AAA      5,446
 2,775   Massachusetts St. Wtr. Poll. Abatement Trust Unrefunded Balance
         Rev. (Pool Prog.), Ser. 2001, 5.25%, due 2/1/16                             Aaa      AAA      2,963
                                                                                                     -------
                                                                                                      26,561
                                                                                                     -------
MICHIGAN (6.5%)
 3,075   Detroit Sch. Dist. Sch. Bldg. & Site Imp. G.O., Ser. 2002 A,
         (FGIC Insured), 5.50%, due 5/1/15                                           Aaa      AAA      3,411
 1,070   Ingham & Clinton Cos. East Lansing Bldg. Au. Ref. G.O., Ser. 1999,
         5.25%, due 10/1/16                                                                    AA      1,121
 1,375   Macomb Co. New Haven Comm. Sch. Bldg. & Site G.O., Ser. 2002,
         5.25%, due 5/1/17                                                           Aa2       AA      1,499

                                                                              NEUBERGER BERMAN OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS INTERMEDIATE MUNICIPAL FUND INC. CONT'D

PRINCIPAL AMOUNT                      SECURITY @                               RATING@@             VALUE(+)
(000'S OMITTED)                                                                MOODY'S    S&P   (000'S OMITTED)
$1,500   Michigan St. Bldg. Au. Rev. (Fac. Prog.), Ser. 2001 II, 5.50%,
         due 10/15/18                                                            Aa3      AA-    $ 1,630
 5,000   Michigan St. Hsg. Dev. Au. Single-Family Mtge. Rev., Ser. 2001 A,
         (MBIA Insured), 5.30%, due 12/1/16                                      Aaa      AAA      5,177
 3,850   Royal Oak Hosp. Fin. Au. Hosp. Ref. Rev. (William Beaumont Hosp.),
         Ser. 1996 I, 6.25%, due 1/1/12                                          Aa3      AA-      4,277~
   100   Royal Oak Hosp. Fin. Au. Hosp. Ref. Rev. (William Beaumont Hosp.),
         Ser. 2006 T, (AMBAC Insured), 3.65%, due 11/1/06                       VMIG1     A-1        100~#
 1,000   Summit Academy North Pub. Sch. Academy Ref. Rev., Ser. 2005,
         6.00%, due 11/1/15                                                               BB+      1,012
 2,000   Summit Academy North Pub. Sch. Academy Ref. Rev., Ser. 2005,
         5.25%, due 11/1/20                                                               BB+      1,975
                                                                                                 -------
                                                                                                  20,202
                                                                                                 -------
MINNESOTA (1.6%)
 2,000   Freeborn Co. Hsg. & Redev. Au. Lease Rev. (Criminal Justice Ctr.
         Proj.), Ser. 2002, 5.38%, due 2/1/17                                    Baa1              2,115
 2,540   St. Paul Port Au. Lease Rev. (Office Bldg. at Cedar Street),
         Ser. 2002, 5.00%, due 12/1/17                                           Aa2      AA+      2,689
                                                                                                 -------
                                                                                                   4,804
                                                                                                 -------
MISSOURI (4.0%)
 3,495   Bi State Dev. Agcy. Metro. Dist. Rev. (Metrolink Cross Co.
         Extension Proj.), Ser. 2002 B, (FSA Insured), 5.25%,  due 10/1/16       Aaa      AAA      3,829
 2,000   Boone Co. Hosp. Ref. Rev. (Boone Hosp. Ctr.), Ser. 2002, 5.05%,
         due 8/1/20                                                               A3               2,079~
 2,425   Branson Dev. Fin. Board Infrastructure Fac. Board Rev.,
         Ser. 2003 A, 5.00%, due 12/1/17                                         Baa1    BBB+      2,493
   750   Branson Ind. Dev. Au. Ltd. Oblig. Tax Increment Rev. (Branson
         Landing-Retail Proj.), Ser. 2005, 5.25%, due 6/1/21                                         764^^
 2,000   Missouri St. Env. Imp. & Energy Res. Au. Wtr. Poll. Ctrl. &
         Drinking  Wtr. Rev., Ser. 2002 B, 5.50%, due 7/1/16                     Aaa               2,213
   820   Missouri St. Hsg. Dev. Comm. Multi-Family Hsg. Rev., Ser. 2001 II,
         5.25%, due 12/1/16                                                               AA         858
   155   Missouri St. Hsg. Dev. Comm. Multi-Family Hsg. Rev., Ser. 2001 III,
         5.05%, due 12/1/15                                                               AA         162
                                                                                                 -------
                                                                                                  12,398
                                                                                                 -------
NEBRASKA (0.1%)
   300   Washington Co. Ind. Dev. Rev. (Cargill Dow Polymers LLC),
         (LOC: Wachovia Bank & Trust Co.), Ser. 2000, 3.71%, due 11/1/06        VMIG1    A-1+        300~#
                                                                                                 -------
NEVADA (5.5%)
 5,335   Clark Co. Passenger Fac. Charge Ref. Rev. (Las Vegas-McCarran
         Int'l. Arpt. Proj.), Ser. 2002 A, (MBIA Insured),
         5.25%, due 7/1/10                                                       Aaa      AAA      5,587
   900   Clark Co. Sch. Dist. G.O., Ser. 2001 A, (FSA Insured),
         3.55%, due 11/1/06                                                     VMIG1    A-1+        900#
 4,355   Las Vegas Valley Wtr. Dist. Ref. & Wtr. Imp. G.O., Ser. 2003 A,
         (FGIC Insured), 5.25%, due 6/1/16                                       Aaa      AAA      4,709
 5,395   Truckee Meadows Wtr. Au. Wtr. Rev., Ser. 2001 A, (FSA Insured),
         5.50%, due 7/1/15                                                       Aaa      AAA      5,803
                                                                                                 -------
                                                                                                  16,999
                                                                                                 -------

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS INTERMEDIATE MUNICIPAL FUND INC. CONT'D


PRINCIPAL AMOUNT                      SECURITY @                                 RATING@@             VALUE(+)
(000'S OMITTED)                                                                  MOODY'S    S&P   (000'S OMITTED)
NEW HAMPSHIRE (1.8%)
$3,310   New Hampshire Hlth. Ed. Fac. Au. Rev. (Univ. Sys. of
         New Hampshire), Ser. 1992, (AMBAC Insured),
         5.38%, due 7/1/17                                                          Aaa     AAA    $ 3,598
 1,700   New Hampshire Hlth. Ed. Fac. Au. Rev. (Univ. Sys. of New Hampshire),
         Ser. 1992, (AMBAC Insured), 5.38%, due 7/1/17                              Aaa     AAA      1,834
                                                                                                   -------
                                                                                                     5,432
                                                                                                   -------
NEW JERSEY (6.0%)
 5,000   New Jersey Bldg. Au. St. Bldg. Ref. Rev., Ser. 2002 B,
         (FSA Insured),
         5.25%, due 12/15/15                                                        Aaa     AAA      5,432
 1,500   New Jersey Econ. Dev. Au. Cigarette Tax Rev., Ser. 2004,
         5.63%, due 6/15/19                                                        Baa2     BBB      1,577
 6,900   New Jersey Ed. Fac. Au. Rev. (Stevens Institute of Technology),
         Ser. 2002 C, 5.25%, due 7/1/17                                            Baa2    BBB+      7,350~
 4,000   New Jersey Hlth. Care Fac. Fin. Au. Rev. (Somerset Med. Ctr. Issue),
         Ser. 2003, 5.50%, due 7/1/18                                              Baa3              4,171~
                                                                                                   -------
                                                                                                    18,530
                                                                                                   -------
NEW YORK (5.8%)
 1,105   Lyons Comm. Hlth. Initiatives Corp. Fac. Rev., Ser. 2004,
         5.50%, due 9/1/14                                                           A2              1,196
 3,250   New York City G.O., Ser. 2002 C, 5.50%, due 8/1/15                          A1     AA-      3,567
 2,580   New York City IDA Civic Fac. Rev. (Lycee Francais de New York Proj.),
         Ser. 2002 A, 5.50%, due 6/1/14                                                       A      2,737~
 2,750   New York City IDA Liberty Rev. (7 World Trade Center, LLC Proj.),
         Ser. 2005 A, 6.25%, due 3/1/15                                                              2,936^^
 1,750   New York City IDA Spec. Fac. Rev. (American Airlines, Inc.
         J.F.K. Int'l. Arpt. Proj.), Ser. 2005, 7.50%, due 8/1/16                             B      2,008~
 1,000   New York Convention Ctr. Operating Corp. Cert. of Participation
         (Yale Bldg. Acquisition Proj.), Ser. 2003, 5.25%, due 6/1/08                                1,020^^
 1,250   New York Liberty Dev. Corp. Rev. (Nat'l. Sports Museum Proj.),
         Ser. 2006 A, 6.13%, due 2/15/19                                                             1,298^^
 1,700   New York St. Dorm. Au. Personal Income Tax Rev., Ser. 2003 A,
         5.38%, due 3/15/20                                                         Aa3     AAA      1,875
 1,300   New York St. Urban Dev. Corp. Ref. Rev. (Correctional Cap. Fac.),
         Ser. 1998, 5.00%, due 1/1/14                                                A1     AA-      1,347
                                                                                                   -------
                                                                                                    17,984
                                                                                                   -------
NORTH DAKOTA (1.4%)
 4,100   Fargo Hlth. Sys. Rev. (Meritcare Obligated Group), Ser. 2002 A,
         (AMBAC Insured), 5.63%, due 6/1/17                                         Aaa     AAA      4,461~
                                                                                                   -------
OHIO (2.7%)
 1,000   Coshocton Co. Env. Imp. Ref. Rev. (Smurfit-Stone Container
         Enterprises, Inc. Proj.), Ser. 2005, 5.13%, due 8/1/13                            CCC+      1,005~
 3,000   Moraine Solid Waste Disp. Rev. (General Motors Corp. Proj.),
         Ser. 1994, 6.75%, due 7/1/14                                              Caa1      B-      3,210~
 3,760   Ohio Air Quality Dev. Au. Env. Imp. Ref. Rev. (USX Corp. Proj.),
         Ser. 1995, 5.00%, due 11/1/15                                             Baa1    BBB+      3,993~
                                                                                                   -------
                                                                                                     8,208
                                                                                                   -------
PENNSYLVANIA (5.6%)
 1,765   Cumberland Co. West Shore Area Au. Hosp. Rev. (Holy Spirit Hosp.
         of the Sisters of Christian Charity Proj.), Ser. 2001,
         6.05%, due 1/1/19                                                                  BBB      1,896~
   565   Delaware River Joint Toll Bridge Comm. Sys. Rev., Ser. 2003,
         5.25%, due 7/1/18 P/R 7/1/13                                                A2      A-        618

                                                                              NEUBERGER BERMAN OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS INTERMEDIATE MUNICIPAL FUND INC. CONT'D

PRINCIPAL AMOUNT                      SECURITY @                                RATING@@              VALUE(+)
(000'S OMITTED)                                                                 MOODY'S    S&P   (000'S OMITTED)

$  435   Delaware River Joint Toll Bridge Comm. Sys. Rev., Ser. 2003,
         5.25%, due 7/1/18                                                          A2     A-    $   468
 2,000   Lehigh Co. Gen. Purp. Au. Rev. (KidsPeace Oblig. Group), Ser. 1998,
         6.00%, due 11/1/23                                                         B2             1,960~
 5,000   Montgomery Co. Higher Ed. & Hlth. Au. Hosp. Rev. (Abington
         Mem. Hosp. Proj.), Ser. 2002 A, 5.00%, due 6/1/19                                  A      5,187~
 1,000   Pennsylvania Econ. Dev. Fin. Au. Res. Rec. Ref. Rev. (Colver Proj.),
         Ser. 2005 G, 5.13%, due 12/1/15                                                           1,000^^
 2,000   Philadelphia Arpt. Ref. Rev. (Philadelphia Arpt. Sys.),
         Ser. 1998 A, (FGIC Insured), 5.38%, due 6/15/14                           Aaa     AAA     2,087
 2,000   Sayre Hlth. Care Fac. Au. Rev. (Guthrie Hlth. Proj.), Ser. 2002 A,
         5.75%, due 12/1/21                                                                A-      2,168~
 2,000   Westmoreland Co. IDA Gtd. Rev. (National Waste & Energy Corp.,
         Valley Landfill Expansion Proj.), Ser. 1993, 5.10%, due 5/1/18                    BBB     2,040~
                                                                                                 -------
                                                                                                  17,424
                                                                                                 -------
SOUTH CAROLINA (5.4%)
 1,100   Charleston Co. Sch. Dist. G.O., Ser. 2001, (FSA Insured),
         5.00%, due 2/1/18                                                         Aaa     AAA     1,166
 2,140   Mt. Pleasant Town Waterworks & Swr. Sys. Ref. & Imp. Rev.,
         Ser. 2002, (FGIC Insured), 5.25%, due 12/1/17                             Aaa     AAA     2,324
 2,345   South Carolina Jobs Econ. Dev. Au. Hosp. Ref. Rev.
         (Palmetto Hlth. Alliance), Ser. 2003 A, 6.00%, due 8/1/13                Baa1    BBB+     2,553~
 2,000   South Carolina Jobs Econ. Dev. Au. Hosp. Ref. Rev.
         (Palmetto Hlth. Alliance), Ser. 2003 A, 6.13%, due 8/1/23                Baa1    BBB+     2,179~
 4,665   South Carolina St. Pub. Svc. Au. Rev., Ser. 2002 B, (FSA Insured),
         5.38%, due 1/1/18                                                         Aaa     AAA     5,049
 3,500   Union Co. IDR (Federal Paper Board Co., Inc. Proj.), Ser. 1989,
         4.55%, due 11/1/09                                                       Baa3     BBB     3,502~
                                                                                                 -------
                                                                                                  16,773
                                                                                                 -------
TENNESSEE (2.1%)
 3,015   Knox Co. Hlth., Ed. & Hsg. Fac. Board Hosp. Ref. & Imp. Rev.,
         Ser. 2002 A, (FSA Insured), 5.50%, due 1/1/18                             Aaa     AAA     3,263~
 3,085   Memphis-Shelby Co. Arpt. Au. Spec. Fac. Ref. Rev.
         (Federal Express Corp.), Ser. 2002, 5.05%, due 9/1/12                    Baa2     BBB     3,267~
                                                                                                 -------
                                                                                                   6,530
                                                                                                 -------
TEXAS (22.5%)
 4,145   Anson Ed. Fac. Corp. Std. Hsg. Rev. (Univ. of Texas at
         Dallas-Waterview Park Proj.), Ser. 2002, 5.00%, due 1/1/23                         A      4,288~
 1,000   Austin Convention Enterprises, Inc. Convention Ctr. Hotel First
         Tier Rev., Ser. 2001 A, 6.38%, due 1/1/16                                Baa3    BBB-     1,070
 3,300   Brazos River Au. Ref. PCR (TXU Energy Co. LLC Proj.), Ser. 2003 A,
         6.75%, due 4/1/38 Putable 4/1/13                                         Baa2    BBB-     3,729~**
 1,000   Brazos River Au. Ref. PCR (TXU Energy Co. LLC Proj.), Ser. 2003 D,
         5.40%, due 10/1/29 Putable 10/1/14                                               BBB-     1,063~**
 1,000   Brazos River Au. Ref. Rev. (Reliant Energy, Inc. Proj.),
         Ser. 1999 B, 7.75%, due 12/1/18                                           Ba1    BBB-     1,073~
 3,600   Corpus Christi Tax & Muni. Hotel Occupancy Tax G.O., Ser. 2002,
         (FSA Insured), 5.50%, due 9/1/17                                          Aaa     AAA     3,943
 2,100   Dallas-Fort Worth Int'l. Arpt. Fac. Imp. Corp. Rev., Ser. 2004 A-1,
         6.15%, due 1/1/16                                                         Ba2             2,125~
 1,935   Dallas-Fort Worth Int'l. Arpt. Imp. Rev., Ser. 2004 B,
         (FSA Insured), 5.50%, due 11/1/18                                         Aaa     AAA     2,122

See Notes to Schedule of Investments


SCHEDULE OF INVESTMENTS INTERMEDIATE MUNICIPAL FUND INC. CONT'D

PRINCIPAL AMOUNT                        SECURITY @                               RATING@@               VALUE(+)
(000'S OMITTED)                                                                  MOODY'S   S&P     (000'S OMITTED)
$1,000   Denton, Tarrant, & Wise Cos. Northwest Ind. Sch. Dist.
         Unlimited Sch. Bldg. & Ref. G.O., Ser. 2002,
         5.50%, due 8/15/17                                                        Aaa                  1,100
 1,750   Ector Co. Hosp. Dist. Hosp. Rev., Ser. 2002 A, 5.63%, due 4/15/16         A3     BBB+          1,819
 1,745   Ector Co. Hosp. Dist. Hosp. Rev., Ser. 2002 A, 5.63%, due 4/15/17         A3     BBB+          1,811
 7,000   Harris Co. Toll Road Sr. Lien Ref. Rev., Ser. 2002, (FSA Insured),
         5.38%, due 8/15/16                                                        Aaa     AAA          7,624
   610   HFDC Central Texas Inc. Retirement Fac. Rev., Ser. 2006 A,
         5.25%, due 11/1/15                                                                               619~^^
 3,235   Houston Arpt. Sys. Sub. Lien. Ref. Rev., Ser. 2001 A, (FGIC Insured),
         5.50%, due 7/1/16                                                         Aaa     AAA          3,475
 4,955   Houston Pub. Imp. Ref. G.O., Ser. 2002, (MBIA Insured),
         5.25%, due 3/1/17                                                         Aaa     AAA          5,330
 2,000   Lubbock Hlth. Fac. Dev. Corp. Rev. (St. Joseph Hlth. Sys.),
         Ser. 1998, 5.25%, due 7/1/16                                              Aa3     AA-          2,072~
 4,780   North Central Hlth. Fac. Dev. Corp. Hosp. Ref. Rev. (Baylor Hlth.
         Care Sys. Proj.), Ser. 1998, 5.10%, due 5/15/13                           Aa3     AA-          4,982~
 6,795   San Antonio Ind. Sch. Dist. Unlimited Tax G.O., Ser. 2001 B,
         5.38%, due 8/15/17                                                        Aaa     AAA          7,299
    20   San Antonio Pre-Refunded Cert. of Obligation G.O., Ser. 2002,
         5.00%, due 2/1/14 P/R 2/1/12                                              Aa2     AA+             21
 1,240   San Antonio Unrefunded Balance Cert. of Obligation G.O.,
         Ser. 2002, 5.00%, due 2/1/14                                              Aa2     AA+          1,313
 1,910   Southmost Reg. Wtr. Au. Wtr. Supply Contract Rev.
         (Desalination Plant Proj.), Ser. 2002, (MBIA Insured),
         5.50%, due 9/1/19                                                         Aaa                  2,078
 4,200   Tarrant Reg. Wtr. Dist. Wtr. Ref. & Imp. Rev., Ser. 2002,
         (FSA Insured), 5.38%, due 3/1/16                                          Aaa     AAA          4,581
   420   Texas Std. Hsg. Corp. Std. Hsg. Rev. (Midwestern St. Univ. Proj.),
         Ser. 2002, 5.50%, due 9/1/12                                             Baa3                    438
 1,000   Trinity River Au. Imp. & Ref. Rev. (Tarrant Co. Wtr. Proj.),
         Ser. 2003, (MBIA Insured), 5.50%, due 2/1/16                              Aaa     AAA          1,104
 1,085   Tyler Hlth. Fac. Dev. Corp. Hosp. Rev. (Mother Frances Hosp. Reg.
         Hlth. Care Ctr. Proj.), Ser. 2003, 5.25%, due 7/1/13                     Baa1                  1,154
 2,950   Univ. of Texas Board of Regents Fin. Sys. Rev., Ser. 1999 B,
         5.38%, due 8/15/18                                                        Aaa     AAA          3,091
                                                                                                       ------
                                                                                                       69,324
                                                                                                       ------
VIRGIN ISLANDS (0.9%)
 1,000   Virgin Islands Pub. Fin. Au. Refinery Fac. Rev. (HOVENSA Refinery),
         Ser. 2003, 6.13%, due 7/1/22                                             Baa3     BBB          1,102
 1,500   Virgin Islands Pub. Fin. Au. Refinery Fac. Rev. (HOVENSA Refinery),
         Ser. 2004, 5.88%, due 7/1/22                                             Baa3     BBB          1,637~
                                                                                                       ------
                                                                                                        2,739
                                                                                                       ------
VIRGINIA (1.5%)
 1,000   Hopewell Ind. Dev. Au. Env. Imp. Ref. Rev. (Smurfit-Stone Container
         Enterprise, Inc. Proj.), Ser. 2005, 5.25%, due 6/1/15                            CCC+          1,012~
 2,620   Peninsula Ports Au. Res. Care Fac. Ref. Rev. (VA Baptist Homes),
         Ser. 2006 C, 5.25%, due 12/1/21                                                                2,694~^^
 1,000   Virginia Beach Dev. Au. Residential Care Fac. Mtge. Ref. Rev.
         (Westminster-Canterbury of Hampton Roads, Inc.), Ser. 2005,
         5.00%, due 11/1/22                                                                             1,012~^^
                                                                                                       ------
                                                                                                        4,718
                                                                                                       ------

                                                                              NEUBERGER BERMAN OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS INTERMEDIATE MUNICIPAL FUND INC. CONT'D

PRINCIPAL AMOUNT                        SECURITY @                             RATING@@             VALUE(+)
 (000'S OMITTED)                                                                MOODY'S   S&P   (000'S OMITTED)

WASHINGTON (12.7%)
$3,000   CDP-King Co. III Lease Rev. (King Street Ctr. Proj.), Ser. 1997,
         (MBIA Insured), 5.13%, due 6/1/17                                       Aaa    AAA        $ 3,060
 1,000   Clark Co. Vancouver Sch. Dist. Number 37 G.O., Ser. 1998,
         5.13%, due 12/1/12                                                      Aa3                 1,076
 8,800   Energy Northwest Elec. Ref. Rev. (Proj. No. 3), Ser. 2001 A,
         (FSA Insured), 5.50%, due 7/1/17                                        Aaa    AAA          9,546
 5,000   King & Snohomish Cos. Northshore Sch. Dist. Number 417 G.O.,
         Ser. 2002, (FSA Insured), 5.50%, due 12/1/17                            Aaa    AAA          5,486
 4,260   King Co. Pub. Trans. Sales Tax Ref. G.O., Ser. 2002, (FSA Insured),
         5.38%, due 12/1/14                                                      Aaa    AAA          4,647
 6,250   Port of Seattle Sub. Lien Rev., Ser. 2002 B, (FGIC Insured),
         5.50%, due 9/1/16                                                       Aaa    AAA          6,726
 1,625   Skagit Co. Pub. Hosp. Dist. Ref. Rev., Ser. 2003,
         6.00%, due 12/1/18                                                      Baa2                1,762
 2,500   Tacoma Wtr. Sys. Rev., Ser. 2001, (FGIC Insured), 5.13%,
         due 12/1/19                                                             Aaa    AAA          2,646
 3,125   Washington St. Hlth. Care Fac. Au. Rev. (Yakima Valley Mem.
         Hosp. Assoc.), Ser. 2002, 5.00%, due 12/1/17                                     A          3,239~
 1,000   Washington St. Var. Purp. G.O., Ser. 1999 A, 4.75%, due 7/1/17          Aa1     AA          1,014
                                                                                                 ---------
                                                                                                    39,202
                                                                                                 ---------
WISCONSIN (5.1%)
 1,485   Badger Tobacco Asset Securitization Corp. Tobacco Settlement
         Asset-Backed Rev., Ser. 2002, 6.13%, due 6/1/27                         Baa3   BBB          1,594
 1,900   Univ. of Wisconsin Hosp. & Clinics Au. Hosp. Rev., Ser. 2002 B,
         5.50%, due 4/1/12                                                        A1     A+          2,029
 1,370   Wisconsin Hlth. & Ed. Fac. Au. Rev. (Aurora Med. Group, Inc. Proj.),
         Ser. 1996, (FSA Insured), 6.00%, due 11/15/11                           Aaa    AAA          1,508~
 7,205   Wisconsin St. G.O., Ser. 2002 C, 5.25%, due 5/1/17 P/R 5/1/12           Aaa    AAA          7,752
 2,780   Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Kenosha Hosp. & Med.
         Ctr., Inc. Proj.), Ser. 1999, 5.50%, due 5/15/15                                 A          2,914~
                                                                                                 ---------
                                                                                                    15,797
                                                                                                 ---------
WYOMING (1.6%)
 4,895   Wyoming Community Dev. Au. Hsg. Rev., Ser. 2006 6,
         5.00%, due 12/1/21                                                      Aa1    AA+          5,068
                                                                                                 ---------
OTHER (1.6%)
 2,000   MuniMae Subordinated Cumulative Perpetual Preferred Shares,
         4.70%, due 6/30/49 Putable 9/30/09                                      Baa2                1,997^
 3,000   Non-Profit Pfd. Fdg. Trust I, Ser. 2006 C, 4.72%, due 9/15/37            A2                 2,966*
                                                                                                   -------
                                                                                                     4,963
                                                                                                   -------
         TOTAL INVESTMENTS (157.0%) (COST $468,543)                                                484,641##
         Cash, receivables and other assets, less liabilities (1.1%)                                 3,440
         Liquidation Value of Auction Market Preferred Shares [(58.1%)]                           (179,400)
                                                                                                 ---------
         TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)                             $ 308,681
                                                                                                 ---------

See Notes to Schedule of Investments


SCHEDULE OF INVESTMENTS NEW YORK INTERMEDIATE MUNICIPAL FUND INC.

PRINCIPAL AMOUNT                        SECURITY @                              RATING@@               VALUE(+)
(000'S OMITTED)                                                                 MOODY'S    S&P    (000'S OMITTED)

ARIZONA (0.7%)
$  500   Verrado Comm. Fac. Dist. Number 1 G.O., Ser. 2003,
         6.15%, due 7/15/17                                                                          $  537^^
                                                                                                     ------
CALIFORNIA (1.2%)
 1,000   Santa Rosa Rancheria Tachi Yokut Tribe Enterprise Rev., Ser. 2003,
         6.13%, due 3/1/13                                                                            1,021^^
                                                                                                     ------
FLORIDA (0.6%)
   500   Miami Beach Hlth. Fac. Au. Hosp. Ref. Rev. (Mount Sinai Med. Ctr.
         of Florida Proj.), Ser. 2004, 6.25%, due 11/15/09                         Ba1    BB+           527~
                                                                                                     ------
GEORGIA (1.2%)
 1,000   De Kalb Co. Dev. Au. Ref. PCR (General Motors Corp. Proj.),
         Ser. 2002, 6.00%, due 3/15/21                                            Caa1     B-         1,018~
                                                                                                     ------
GUAM (0.7%)
   500   Guam Gov't. Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2005,
         5.50%, due 7/1/16                                                         Ba2                  534
                                                                                                     ------
LOUISIANA (2.6%)
 1,000   Morehouse Parish Ref. PCR (Int'l. Paper Co. Proj.), Ser. 2001 A,
         5.25%, due 11/15/13                                                      Baa3    BBB         1,068~
 1,000   Tobacco Settlement Fin. Corp. Tobacco Settlement Asset-Backed
         Rev., Ser. 2001 B, 5.50%, due 5/15/30                                    Baa3    BBB         1,049
                                                                                                     ------
                                                                                                      2,117
                                                                                                     ------
NEW YORK (140.7%)
 3,000   Albany IDA Civic Fac. Rev. (Charitable Leadership Foundation Ctr.
         for Med. Science Proj.), Ser. 2002 A, 6.00%, due 7/1/19                   Ba2                3,154
   500   Cattaraugus Co. IDA (St. Bonaventure Univ. Proj.),
         Ser. 2006 A, 5.00%, due 5/1/23                                                   BBB-          515~
 1,000   Dutchess Co. IDA Civic Fac. Ref. Rev. (Marist College Proj.),
         Ser. 2003 A, 5.15%, due 7/1/17                                           Baa1                1,058~
 2,000   Dutchess Co. IDA Ind. Dev. Rev. (IBM Proj.), Ser. 1999,
         5.45%, due 12/1/29                                                        A1      A+         2,094~
   500   Essex Co. IDA Solid Waste Disp. Rev. (Int'l. Paper),
         Ser. 2005 A, 5.20%, due 12/1/23                                          Baa3    BBB           516~
 2,000   Long Island Pwr. Au. Elec. Sys. Gen. Rev., Ser. 1998 A, 5.50%,
         due 12/1/13                                                              Aaa     AAA         2,236
 1,265   Lyons Comm. Hlth. Initiatives Corp. Fac. Rev., Ser. 2004,
         5.50%, due 9/1/14                                                         A2                 1,369
 2,000   Metro. Trans. Au. Ref. Rev., Ser. 2002 A, (AMBAC Insured),
         5.50%, due 11/15/15                                                      Aaa     AAA         2,212
 1,000   Monroe Co. IDA Civic Fac. Rev. (Highland Hosp. Rochester),
         5.00%, due 8/1/15                                                        Baa1    BBB+        1,063~
   980   Monroe Co. IDA Std. Hsg. Rev. (Collegiate Hsg.
         Foundation - Rochester Institute of Technology Proj.), Ser. 1999 A,
         5.25%, due 4/1/19                                                        Baa3                1,004~
 1,000   Monroe Co. Newpower Corp. Pwr. Fac. Rev., Ser. 2003,
         5.10%, due 1/1/16                                                                BBB         1,048
 1,000   Monroe Co. Pub. Imp. Ref. G.O., Ser. 1996, 6.00%, due 3/1/13             Baa1    BBB+        1,107
   600   New York City G.O., Sub. Ser. 1993 A-7, (LOC: Morgan
         Guaranty Trust), 3.55%, due 11/1/06                                     VMIG1    A-1+          600#
 1,000   New York City G.O., Ser. 2002 A, 5.75%, due 8/1/16                        A1      AA-        1,106
   750   New York City G.O., Ser. 2002 C, 5.50%, due 8/1/15                        A1      AA-          823
 1,410   New York City Hlth. & Hosp. Corp. Rev., Ser. 2002 A,
         (FSA Insured), 5.50%, due 2/15/13                                        Aaa     AAA         1,535
 4,000   New York City Hsg. Dev. Corp. Multi-Family Hsg. Rev., Ser. 2002 E-2,
         5.05%, due 11/1/23                                                       Aa2      AA         4,134

                                                                              NEUBERGER BERMAN OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS NEW YORK INTERMEDIATE MUNICIPAL FUND INC. CONT'D


PRINCIPAL AMOUNT                       SECURITY @                               RATING@@             VALUE(+)
(000'S OMITTED)                                                                 MOODY'S   S&P    (000'S OMITTED)
$1,000   New York City IDA Civic Fac. Rev. (Lycee Francais de
         New York Proj.),  Ser. 2002 A, 5.50%, due 6/1/15                                  A        $1,059~
 1,030   New York City IDA Civic Fac. Rev. (Lycee Francais de
         New York Proj.),  Ser. 2002 A, 5.50%, due 6/1/17                                  A         1,086~
 2,920   New York City IDA Civic Fac. Rev. (Packer Collegiate
         Institute Proj.),  Ser. 2002, (AMBAC Insured), 5.00%, due 6/1/22         Aaa     AAA        3,065~
 1,000   New York City IDA Ind. Dev. Rev. (Brooklyn Navy Yard
         Cogeneration  Partners, L.P. Proj.), Ser. 1997, 6.20%, due 10/1/22       Ba1     BBB-       1,084~
   500   New York City IDA Ind. Dev. Rev. (Harlem Auto Mall Proj.),
         Ser. 2004, 5.13%, due 12/30/23                                           Caa1     B-          463~
   750   New York City IDA Liberty Rev. (7 World Trade Center,
         LLC Proj.),  Ser. 2005 A, 6.25%, due 3/1/15                                                   801^^
   750   New York City IDA Spec. Fac. Rev. (American Airlines, Inc.
         J.F.K. Int'l. Arpt. Proj.), Ser. 2005, 7.50%, due 8/1/16                          B           861~
 2,000   New York City IDA Spec. Fac. Rev. (Term. One Group Assoc.
         Proj.),  Ser. 2005, 5.50%, due 1/1/19                                     A3     BBB+       2,185~
   960   New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev.,
         Ser. 1992 A,  (AMBAC Insured), 5.88%, due 6/15/13                        Aaa     AAA        1,091
 4,000   New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev., Ser.
         2002 D,  5.25%, due 6/15/15                                              Aa2     AA+        4,324
 3,000   New York City Trans. Fin. Au. Ref. Rev., Ser. 2002 B,
         5.25%, due 2/1/29                                                        Aa1     AAA        3,183
 2,025   New York City Trans. Fin. Au. Ref. Rev., Ser. 2002 C,
         (AMBAC Insured), 5.25%, due 8/1/17                                       Aaa     AAA        2,194
   800   New York Convention Ctr. Operating Corp. Cert. of Participation
         (Yale Bldg. Acquisition Proj.), Ser. 2003, 5.25%, due 6/1/08                                  816^^
    85   New York G.O. Pre-refunded, Ser. 2011 J, 5.00%, due 8/1/11                A1      AA-          88
   915   New York G.O. Unrefunded Balance, Ser. 1998 J, 5.00%, due 8/1/11          A1      AA-         943
   750   New York Liberty Dev. Corp. Rev. (Nat'l. Sports Museum Proj.),
         Ser. 2006 A, 6.13%, due 2/15/19                                                               779^^
 2,000   New York St. Dorm. Au. Court Fac. Lease Rev. (New York City Issue),
         Ser. 2003 A, 5.50%, due 5/15/17                                           A2      A+        2,219
 2,000   New York St. Dorm. Au. Insured Rev. (Long Island Jewish Med. Ctr.),
         Ser. 1998, (MBIA Insured), 5.00%, due 7/1/18                             Aaa     AAA        2,057~
 1,675   New York St. Dorm. Au. Insured Rev. (Long Island Univ.), Ser. 2003
         A, 5.25%, due 9/1/15                                                     Aa3     AA         1,771~
 1,600   New York St. Dorm. Au. Insured Rev. (The Culinary Institute  of
         America), Ser. 1999, (MBIA Insured), 5.38%, due 7/1/15                   Aaa     AAA        1,701~
 3,000   New York St. Dorm. Au. Ref. Rev. (North Gen. Hosp. Proj.),
         Ser. 2003, 5.75%, due 2/15/17                                                    AA-        3,322~
 1,125   New York St. Dorm. Au. Rev. (City Univ. Sys. Proj.), Ser. 1995
         A, 5.63%, due 7/1/16                                                      A1     AA-        1,278
 1,010   New York St. Dorm. Au. Rev. (Columbia Univ. Proj.), Ser. 2001 A,
         5.25%, due 7/1/16                                                        Aaa     AAA        1,095~
 2,985   New York St. Dorm. Au. Rev. (Lenox Hill Hosp. Oblig. Group Proj.),
         Ser. 2001, 5.75%, due 7/1/14                                             Ba2                3,163~
 2,000   New York St. Dorm. Au. Rev. (Lenox Hill Hosp. Oblig. Group Proj.),
         Ser. 2001, 5.75%, due 7/1/16                                             Ba2                2,110~
 2,000   New York St. Dorm. Au. Rev. (Mount Sinai NYU Hlth.), Ser. 2000 C,
         5.50%, due 7/1/26                                                        Baa2    BBB        2,034~
 1,980   New York St. Dorm. Au. Rev. (New York Med. College Proj.),
         Ser. 1998, (MBIA Insured), 5.00%, due 7/1/21                             Aaa     AAA        2,039~
   525   New York St. Dorm. Au. Rev. (New York Methodist Hosp.), Ser. 2004,
         5.25%, due 7/1/18                                                         A3                  562

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS NEW YORK INTERMEDIATE MUNICIPAL FUND INC. CONT'D


PRINCIPAL AMOUNT                       SECURITY @                               RATING@@             VALUE(+)
(000'S OMITTED)                                                                 MOODY'S   S&P    (000'S OMITTED)

$  500   New York St. Dorm. Au. Rev. (North Shore-Long Island Jewish
         Oblig. Group), Ser. 2003, 5.00%, due 5/1/18                               A3              $   523~
 2,855   New York St. Dorm. Au. Rev. (Rivington House Hlth. Care Fac.),
         Ser. 2002, 5.25%, due 11/1/15                                            Aa1                3,073~
 2,410   New York St. Dorm. Au. Rev. (Rochester Institute of Technology
         Proj.),  Ser. 2002 A, (AMBAC Insured), 5.25%, due 7/1/19                 Aaa                2,589~
 3,000   New York St. Dorm. Au. Rev. (SS Joachim & Anne Residence Proj.),
         Ser. 2002, 4.60%, due 7/1/16                                             Aa3                3,045
 1,000   New York St. Dorm. Au. Rev. Non. St. Supported Debt
         (NYU Hosp. Ctr.), Ser. 2006 A, 5.00%, due 7/1/20                         Ba2      BB        1,024
   250   New York St. Dorm. Au. Rev. Secured Hosp. Ref. Rev.
         (Brookdale Hosp. Med. Ctr.), Ser. 1998 J, 5.20%, due 2/15/16              A1      AA-         258~
 3,900   New York St. Dorm. Au. Rev. St. Personal Income Tax Rev.,
         Ser. 2003 A, 5.38%, due 3/15/17                                          Aa3     AAA        4,302
 5,000   New York St. Energy Res. & Dev. Au. Fac. Rev. (Consolidated
         Edison Co. of New York, Inc. Proj.), Ser. 2001 A, 4.70%, due 6/1/36       A1      A+        5,003~
 1,000   New York St. Env. Fac. Corp. Solid Waste Disp. Rev.
         (Waste Management, Inc. Proj.), Ser. 2004 A, 4.45%,
         due 7/1/17 Putable 7/1/09                                                        BBB        1,011
 2,000   New York St. Mtge. Agcy. Homeowner Mtge. Rev., Ser. 1997-67,
         5.70%, due 10/1/17                                                       Aa1                2,049
 2,000   New York St. Pwr. Au. Rev., Ser. 2002 A, 5.25%, due 11/15/16             Aa2     AA-        2,179
   250   New York St. Urban Dev. Corp. Correctional & Youth Fac. Svc.
         Rev.,  Ser. 2002 C, 4.00%, due 1/1/20                                    A1      AA-          253
 1,325   New York St. Urban Dev. Corp. Proj. Ref. Rev. (Ctr. for Ind.
         Innovation),  Ser. 1995, 6.25%, due 1/1/09                               A1      AA-        1,399
 2,000   Niagara Co. IDA Civic Fac. Rev. (Niagara Univ. Proj.), Ser. 2001
         A, 5.50%, due 11/1/16                                                            AA         2,144~
 2,500   Niagara Co. IDA Solid Waste Disp. Fac. Ref. Rev. (American
         Ref.-Fuel Co. of Niagara), Ser. 2001 C, 5.63%, due 11/15/24              Baa3    BB+        2,686~
 3,000   Port Authority of NY & NJ Rev., Ser. 2002, (AMBAC Insured),
         5.50%, due 12/15/12                                                      Aaa     AAA        3,274
 3,000   Triborough Bridge & Tunnel Au. Gen Purp. Ref. Rev., Ser. 2002
         B, 5.25%, due 11/15/18                                                   Aa2     AA-        3,253
 1,535   Ulster Co. Res. Rec. Agcy. Solid Waste Sys. Ref. Rev., Ser. 2002,
         (AMBAC Insured), 5.25%, due 3/1/16                                       Aaa     AAA        1,666
   500   United Nations Dev. Corp. Sr. Lien. Ref. Rev., Ser. 2004 A,
         5.25%, due 7/1/17                                                        A3                   510
 1,000   Westchester Co. IDA Continuing Care Retirement Comm. Rev.
         (Kendal on Hudson Proj.), Ser. 2003 B, 5.70%, due 1/1/34                                    1,023~^^
 1,000   Yonkers IDA Civic Fac. Rev. (Comm. Dev. Properties-Yonkers, Inc.),
         Ser. 2001 A, 6.25%, due 2/1/16                                           Baa3               1,085~
                                                                                                  --------
                                                                                                   115,296
                                                                                                  --------
OHIO (0.6%)
   500   Coshocton Co. Env. Imp. Ref. Rev. (Smurfit-Stone Container
         Enterprises, Inc. Proj.), Ser. 2005, 5.13%, due 8/1/13                           CCC+         502~
                                                                                                  --------
PENNSYLVANIA (2.1%)
 1,590   Cumberland Co. West Shore Area Au. Hosp. Rev. (Holy Spirit Hosp.
         of the Sisters of Christian Charity Proj.), Ser. 2001,
         5.90%, due 1/1/17                                                                BBB        1,702~
                                                                                                  --------
PUERTO RICO (2.5%)
   895   Puerto Rico Children's Trust Tobacco Settlement Asset-Backed Rev.,
         Ser. 2002, 5.38%, due 5/15/33                                            Baa3    BBB          940

                                                                               NEUBERGER BERMAN OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS NEW YORK INTERMEDIATE MUNICIPAL FUND INC.

PRINCIPAL AMOUNT                       SECURITY @                               RATING@@             VALUE(+)
(000'S OMITTED)                                                                 MOODY'S   S&P    (000'S OMITTED)
$1,060   Puerto Rico Ind. Tourist Ed. Med. & Env. Ctrl. Fac. Rev.
         (Polytechnic Univ. of Puerto Rico Proj.), Ser. 2002 A,
         (ACA Insured), 5.25%, due 8/1/16                                                  A      $  1,111~
                                                                                                  --------
                                                                                                     2,051
                                                                                                  --------
TEXAS (2.6%)
   800   Brazos River Au. Ref. PCR (TXU Energy Co. LLC Proj.), Ser. 2003 A,
         6.75%, due 4/1/38 Putable 4/1/13                                         Baa2    BBB-         904~
   750   Brazos River Au. Ref. Rev. (Reliant Energy, Inc. Proj.),
         Ser. 1999 B, 7.75%, due 12/1/18                                          Ba1     BBB-         805~
   400   Dallas-Fort Worth Int'l. Arpt. Fac. Imp. Corp. Rev., Ser. 2004 A-1,
         6.15%, due 1/1/16                                                        Ba2                  405~
                                                                                                  --------
                                                                                                     2,114
                                                                                                  --------
VIRGIN ISLANDS (1.3%)
   250   Virgin Islands Pub. Fin. Au. Refinery Fac. Rev. (HOVENSA Refinery),
         Ser. 2003, 6.13%, due 7/1/22                                             Baa3    BBB          276
   750   Virgin Islands Pub. Fin. Au. Rev. (Virgin Islands Matching Fund
         Loan Notes), Ser. 1998 E, 6.00%, due 10/1/22                                                  786^^
                                                                                                  --------
                                                                                                     1,062
                                                                                                  --------
         TOTAL INVESTMENTS (156.8%) (COST $125,079)                                                128,481##
         Cash, receivables and other assets, less liabilities (2.1%)                                 1,708
         Liquidation Value of Auction Market Preferred Shares [(58.9%)]                            (48,250)
                                                                                                  --------
         TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)                              $ 81,939
                                                                                                  --------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS

(+) Investments in securities by Neuberger Berman California Intermediate Municipal Fund Inc. ("California"), Neuberger Berman Intermediate Municipal Fund Inc. ("Intermediate"), and Neuberger Berman New York Intermediate Municipal Fund Inc. ("New York") (individually a "Fund", and collectively, the "Funds") are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities, bid prices are obtained from principal market makers in those securities or, if quotations are not readily available, by methods each Fund's Board of Directors has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

## At October 31, 2006, selected Fund information on a U.S. federal income tax basis was as follows:

                                       GROSS          GROSS            NET
(000'S OMITTED)                   UNREALIZED     UNREALIZED     UNREALIZED
NEUBERGER BERMAN         COST   APPRECIATION   DEPRECIATION   APPRECIATION
CALIFORNIA           $153,312      $ 5,589          $ --        $ 5,589
INTERMEDIATE          468,543       16,264           166         16,098
NEW YORK              125,079        3,583           181          3,402

@ At time of investment, municipal securities purchased by the Funds are within the four highest rating categories (with respect to at least 80% of total assets) assigned by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc., Standard & Poor's, or Fitch Investors Services, Inc. or, where not rated, are determined by the Funds' investment manager to be of comparable quality. Approximately 81%, 69%, and 58% of the municipal securities held by California, Intermediate, and New York, respectively, have credit enhancement features backing them, which the Funds may rely on, such as letters of credit, insurance, or guarantees. Without these credit enhancement features the securities may or may not meet the quality standards of the Funds. Pre-refunded bonds are supported by securities in escrow issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. The amount escrowed is sufficient to pay the periodic interest due and the principal of these bonds. Putable bonds give the Funds the right to sell back the issue on the date specified.

~         Security is guaranteed by the corporate or non-profit obligor.

^ Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and have been deemed by the investment manager to be liquid. At October 31, 2006, these securities amounted to $4,482,000 or 1.5% of net assets applicable to common shareholders for Intermediate.

^^        Not rated by a NRSRO.

* All or a portion of this security was purchased on a when-issued basis. At October 31, 2006, these securities amounted to $2,966,000 or .96% of net assets for Intermediate.

** All or a portion of this security is segregated as collateral for when-issued purchase commitments.

# Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of October 31, 2006.

@@        Credit ratings are unaudited.

See Notes to Financial Statements

                   This page has been left blank intentionally


                                                                                     NEUBERGER BERMAN OCTOBER 31, 2006

STATEMENTS OF ASSETS AND LIABILITIES

                                                                          CALIFORNIA     INTERMEDIATE      NEW YORK
NEUBERGER BERMAN INTERMEDIATE MUNICIPAL CLOSED-END FUNDS                 INTERMEDIATE      MUNICIPAL     INTERMEDIATE
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                MUNICIPAL FUND       FUND       MUNICIPAL FUND

ASSETS
   INVESTMENTS IN SECURITIES, AT MARKET VALUE(*) (NOTE A)--SEE
   SCHEDULE OF INVESTMENTS                                                 $ 158,901       $ 484,641      $ 128,481
   Cash                                                                           64              53             67
----------------------------------------------------------------------------------------------------------------------
   Interest receivable                                                         2,509           7,986          2,085
   Receivable from transfer agent                                                 --              --             56
----------------------------------------------------------------------------------------------------------------------
   Receivable for securities sold                                                  5             117              5
----------------------------------------------------------------------------------------------------------------------
   Prepaid expenses and other assets                                               3              10              3
======================================================================================================================
TOTAL ASSETS                                                                 161,482         492,807        130,697
======================================================================================================================
LIABILITIES
   Distributions payable--preferred shares                                        88             231             63
   Distributions payable--common shares                                          403           1,276            344
----------------------------------------------------------------------------------------------------------------------
   Payable for securities purchased                                               --           3,000             --
   Payable to administrator (Note B)                                              41             124             33
----------------------------------------------------------------------------------------------------------------------
   Accrued expenses and other payables                                            67              95             68
======================================================================================================================
TOTAL LIABILITIES                                                                599           4,726            508
======================================================================================================================
AUCTION MARKET PREFERRED SHARES SERIES A & B AT LIQUIDATION VALUE
   3,000, 8,000 and 3,000 shares authorized; and 2,360,
   7,176 and 1,930 shares issued and outstanding for California,
   Intermediate and New York, respectively; $.0001 par value;
   $25,000 liquidation value per share (Note A)                               59,000         179,400         48,250
======================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE                      $ 101,883       $ 308,681      $  81,939
======================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF:
   Paid-in capital--common shares                                          $  96,347       $  293,853     $  79,119
   Undistributed net investment income (loss)                                    246              --             --
----------------------------------------------------------------------------------------------------------------------
   Distributions in excess of net investment income                               --            (373)           (33)
   Accumulated net realized gains (losses) on investments                       (299)           (897)          (549)
----------------------------------------------------------------------------------------------------------------------
   Net unrealized appreciation (depreciation) in value of investments          5,589          16,098          3,402
======================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE                      $ 101,883       $ 308,681      $  81,939
======================================================================================================================
   COMMON SHARES OUTSTANDING ($.0001 par value; 999,997,000,
   999,992,000 and 999,997,000 shares authorized for
   California, Intermediate and New York, respectively)                        6,792          20,705          5,578
======================================================================================================================
NET ASSET VALUE PER COMMON SHARE OUTSTANDING                               $   15.00       $   14.91      $   14.69
======================================================================================================================
(*)COST OF INVESTMENTS:                                                    $ 153,312       $ 468,543      $ 125,079
======================================================================================================================

See Notes to Financial Statements

                                                                    NEUBERGER BERMAN FOR THE YEAR ENDED OCTOBER 31, 2006

STATEMENTS OF OPERATIONS

                                                                            CALIFORNIA     INTERMEDIATE      NEW YORK
NEUBERGER BERMAN INTERMEDIATE MUNICIPAL CLOSED-END FUNDS                   INTERMEDIATE      MUNICIPAL     INTERMEDIATE
(000'S OMITTED)                                                           MUNICIPAL FUND       FUND       MUNICIPAL FUND

INVESTMENT INCOME
INCOME (NOTE A):
Interest income                                                               $7,294         $22,472         $6,116
========================================================================================================================
EXPENSES:
Investment management fees (Notes A & B)                                         398           1,209            322
Administration fees (Note B)                                                     477           1,450            387
------------------------------------------------------------------------------------------------------------------------
Stock transfer agent fees                                                         35              35             35
Auction agent fees (Note B)                                                      150             455            123
------------------------------------------------------------------------------------------------------------------------
Audit fees                                                                        45              45             45
Basic maintenance expense (Note B)                                                25              25             25
------------------------------------------------------------------------------------------------------------------------
Custodian fees (Note B)                                                           86             156             75
Insurance expense                                                                  7              23              6
------------------------------------------------------------------------------------------------------------------------
Legal fees                                                                        23              48             20
Shareholder reports                                                               21              59             20
------------------------------------------------------------------------------------------------------------------------
Stock exchange listing fees                                                        3               7              2
Directors' fees and expenses                                                      31              31             31
------------------------------------------------------------------------------------------------------------------------
Miscellaneous                                                                     25              31             25
========================================================================================================================
Total expenses                                                                 1,326           3,574          1,116
Investment management fees waived (Note B)                                      (398)         (1,209)          (322)
Expenses reduced by custodian fee expense offset arrangement (Note B)             (2)             (5)            (3)
========================================================================================================================
Total net expenses                                                               926           2,360            791
========================================================================================================================
Net investment income                                                          6,368          20,112          5,325
========================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers                         49             247             47
------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                          2,518           5,912          1,559
========================================================================================================================
Net gain (loss) on investments                                                 2,567           6,159          1,606
========================================================================================================================
Distributions to Preferred Shareholders                                       (1,867)         (5,952)        (1,533)
========================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
   RESULTING FROM OPERATIONS                                                  $7,068         $20,319         $5,398
========================================================================================================================

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           CALIFORNIA INTERMEDIATE
                                                                                MUNICIPAL FUND
                                                                          ---------------------------
                                                                              YEAR          YEAR
                                                                             ENDED         ENDED
NEUBERGER BERMAN INTERMEDIATE MUNICIPAL CLOSED-END FUNDS                  OCTOBER 31,   OCTOBER 31,
(000'S OMITTED)                                                              2006          2005

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
FROM OPERATIONS:
Net investment income (loss)                                                $  6,368     $  6,201
Net realized gain (loss) on investments                                           49           (4)
---------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments            2,518       (2,787)
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM (NOTE A):
Net investment income                                                         (1,867)        (929)
===================================================================================================
Net increase (decrease) in net assets applicable to common
shareholders resulting from operations                                         7,068        2,481
===================================================================================================
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM (NOTE A):
Net investment income                                                         (4,882)      (5,094)
===================================================================================================
FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from reinvestment of dividends                                           --           --
===================================================================================================
Total net proceeds from capital share transactions                                --           --
===================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS        2,186       (2,613)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Beginning of year                                                             99,697      102,310
===================================================================================================
End of year                                                                 $101,883     $ 99,697
===================================================================================================
Undistributed net investment income (loss) at end of year                   $    246     $    627
===================================================================================================
Distributions in excess of net investment income at end of year             $     --     $     --
===================================================================================================

See Notes to Financial Statements

                                                                                                NEUBERGER BERMAN OCTOBER 31, 2006
                                                                                                          NEW YORK INTERMEDIATE
                                                                          INTERMEDIATE MUNICIPAL FUND        MUNICIPAL FUND
                                                                          ---------------------------   -------------------------
                                                                               YEAR          YEAR           YEAR          YEAR
                                                                              ENDED         ENDED          ENDED         ENDED
NEUBERGER BERMAN INTERMEDIATE MUNICIPAL CLOSED-END FUNDS                   OCTOBER 31,   OCTOBER 31,    OCTOBER 31,   OCTOBER 31,
(000'S OMITTED)                                                               2006          2005           2006          2005
INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
FROM OPERATIONS:
Net investment income (loss)                                               $ 20,112      $ 19,700         $ 5,325       $ 5,208
Net realized gain (loss) on investments                                         247           (59)             47           (19)
---------------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments           5,912        (8,953)          1,559        (2,496)
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM (NOTE A):
Net investment income                                                        (5,952)       (3,174)         (1,533)         (763)
=================================================================================================================================
Net increase (decrease) in net assets applicable to common
shareholders resulting from operations                                       20,319         7,514           5,398         1,930
=================================================================================================================================
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM (NOTE A):
Net investment income                                                       (15,502)      (16,461)         (4,167)       (4,348)
=================================================================================================================================
FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from reinvestment of dividends                                          --            --              56            --
=================================================================================================================================
Total net proceeds from capital share transactions                               --            --              56            --
=================================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS       4,817        (8,947)          1,287        (2,418)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Beginning of year                                                           303,864       312,811          80,652        83,070
=================================================================================================================================
End of year                                                                $308,681      $303,864         $81,939       $80,652
=================================================================================================================================
Undistributed net investment income (loss) at end of year                  $     --      $    969         $    --       $   342
=================================================================================================================================
Distributions in excess of net investment income at end of year            $   (373)     $     --         $   (33)      $    --
=================================================================================================================================

NOTES TO FINANCIAL STATEMENTS INTERMEDIATE MUNICIPAL CLOSED-END FUNDS

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Neuberger Berman California Intermediate Municipal Fund Inc. ("California"), Neuberger Berman Intermediate Municipal Fund Inc. ("Intermediate"), and Neuberger Berman New York Intermediate Municipal Fund Inc. ("New York") (individually a "Fund" and, collectively, the "Funds") were organized as Maryland corporations on July 29, 2002. California and New York are registered as non-diversified, closed-end management investment companies and Intermediate is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. Each Fund's Board of Directors may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

     The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated in the Statements of Operations.

4 INCOME TAX INFORMATION: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole.

     As determined on October 31, 2006, there were no permanent differences resulting from different book and tax accounting reclassified at fiscal year-end.

                                                                          NEUBERGER BERMAN OCTOBER 31, 2006


     The tax character of distributions paid during the years ended October 31, 2006 and October 31, 2005 were as follows:

                            DISTRIBUTIONS PAID FROM:

                   TAX-EXEMPT INCOME        ORDINARY INCOME              TOTAL
                   2006          2005        2006      2005        2006          2005
CALIFORNIA     $ 6,741,577   $ 6,020,445   $ 6,567   $ 2,558   $ 6,748,144   $ 6,023,003
INTERMEDIATE    21,418,996    19,596,581    35,155    37,644    21,454,151    19,634,225
NEW YORK         5,696,502     5,108,368     4,389     2,708     5,700,891     5,111,076

     As of October 31, 2006, the components of distributable earnings (accumulated losses) on a U.S federal income tax basis were as follows:

               UNDISTRIBUTED   UNDISTRIBUTED   UNDISTRIBUTED     UNREALIZED          LOSS
                 TAX-EXEMPT       ORDINARY       LONG-TERM      APPRECIATION    CARRYFORWARDS
                  INCOME           INCOME           GAIN       (DEPRECIATION)   AND DEFERRALS      TOTAL
CALIFORNIA       $  736,945         $--             $--          $ 5,589,041      $(299,384)    $ 6,026,602
INTERMEDIATE      1,133,845          --              --           16,096,935       (897,147)     16,333,633
NEW YORK            373,890          --              --            3,402,826       (548,941)      3,227,775

     The differences between book basis and tax basis distributable earnings is attributable primarily to timing differences of distribution payments.

     To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined at October 31, 2006, the Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

                                      EXPIRING IN:   EXPIRING IN:   EXPIRING IN:
                                          2011           2012           2013
CALIFORNIA                              $ 21,173       $273,734        $ 4,477
INTERMEDIATE                             509,968        328,363         58,816
NEW YORK                                 373,467        156,636         18,838

5 DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund to declare quarterly and pay monthly distributions. Distributions from net realized capital gains, if any, are normally distributed in December. Distributions to common shareholders are recorded on the ex-date. Distributions to preferred shareholders are accrued and determined as described in Note A-7.

     Subsequent to October 31, 2006, each Fund declared three monthly distributions to common shareholders payable December 15, 2006, January 16, 2007 and February 15, 2007 to shareholders of record on November 30, 2006, December 29, 2006 and January 31, 2007, with ex-dates of November 28, 2006, December 27, 2006 and January 29, 2007, as follows:

                                                          DISTRIBUTION PER SHARE
CALIFORNIA                                                       $0.058565
INTERMEDIATE                                                      0.055894
NEW YORK                                                          0.056840

NOTES TO FINANCIAL STATEMENTS INTERMEDIATE MUNICIPAL CLOSED-END FUNDS CONT'D

6 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund are allocated among the Funds and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

7 REDEEMABLE PREFERRED SHARES: On October 21, 2002, the Funds re-classified unissued shares of capital stock into several series of Auction Market Preferred Shares ("AMPS"), as follows:

                                               SERIES A SHARES   SERIES B SHARES
CALIFORNIA                                          1,500             1,500
INTERMEDIATE                                        4,000             4,000
NEW YORK                                            1,500             1,500
     On December 13, 2002, the Funds issued several series of AMPS, as follows:

                                               SERIES A SHARES   SERIES B SHARES
CALIFORNIA                                          1,180             1,180
INTERMEDIATE                                        3,588             3,588
NEW YORK                                              965               965

     All shares of each series of AMPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value"). Distributions to AMPS shareholders, which are cumulative, are accrued daily. It is the policy of each Fund to pay distributions every 7 days for each Fund's AMPS Series A and every 28 days for each Fund's AMPS Series B, unless in a special rate period.

     In the absence of a special rate period, distribution rates are reset every 7 days for each Fund's AMPS Series A, based on the results of an auction. For the year ended October 31, 2006, distribution rates ranged from:

                                                               DISTRIBUTION RATE
CALIFORNIA                                                       2.55% - 3.70%
INTERMEDIATE                                                     2.41% - 4.00%
NEW YORK                                                         2.45% - 3.60%

     In the absence of a special rate period, distribution rates are reset every 28 days for each Fund's AMPS Series B, based on the results of an auction. For the year ended October 31, 2006, distribution rates ranged from:

                                                               DISTRIBUTION RATE
CALIFORNIA                                                       2.65% - 3.60%
INTERMEDIATE                                                     2.75% - 3.85%
NEW YORK                                                         2.54% - 3.75%

                                               NEUBERGER BERMAN OCTOBER 31, 2006

     The Funds declared distributions to AMPS shareholders for the period November 1, 2006 to November 30, 2006, for each series of the AMPS as follows:

                                               SERIES A SHARES   SERIES B SHARES
CALIFORNIA                                         $ 72,413         $ 82,404
INTERMEDIATE                                        258,346          261,113
NEW YORK                                             66,302           64,842

     The Funds may redeem shares of each series of AMPS, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value.

     The Funds are also subject to certain restrictions relating to the AMPS. Failure to comply with these restrictions could preclude the Funds from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at Liquidation Value.

     The holders of AMPS are entitled to one vote per share and will vote with holders of common shares as a single class, except that the AMPS will vote separately as a class on certain matters, as required by law or a Fund's charter. The holders of a Fund's AMPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of a Fund if the Fund fails to pay distributions on AMPS for two consecutive years.

8 CONCENTRATION OF RISK: The ability of the issuers of the debt securities held by the Funds to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. California and New York normally invest substantially all of their assets in municipal bonds of issuers located in the state of California and the state of New York, respectively. The value of the Funds securities are more susceptible to adverse economic, political, regulatory or other factors affecting the issuers of such municipal bonds than a fund that does not limit its investments to such issuers.

9 INDEMNIFICATIONS: Like many other companies, the Funds' organizational documents provide that their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, both in some of their principal service contracts and in the normal course of their business, the Funds enter into contracts that provide indemnifications to other parties for certain types of losses or liabilities. Each Fund's maximum exposure under these arrangements is unknown as this could involve future claims against each Fund.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER TRANSACTIONS WITH
     AFFILIATES:

     Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee at the annual rate of 0.25% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any AMPS outstanding is not considered a liability.

NOTES TO FINANCIAL STATEMENTS INTERMEDIATE MUNICIPAL CLOSED-END FUNDS CONT'D

     Management has contractually agreed to waive a portion of the management fees it is entitled to receive from each Fund at the following annual rates:

                           YEAR ENDED        % OF AVERAGE
                           OCTOBER 31,   DAILY MANAGED ASSETS
                           ----------------------------------
                           2006 - 2007          0.25
                               2008             0.20
                               2009             0.15
                               2010             0.10
                               2011             0.05

     Management has not agreed to waive any portion of its fees beyond October 31, 2011.

     For the year ended October 31, 2006, such waived fees amounted to $397,685, $1,208,640, and $322,194 for California, Intermediate, and New York, respectively.

     Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.30% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     Management and Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange and sub-adviser to each Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund. Several individuals who are officers and/or Directors of each Fund are also employees of Neuberger and/or Management.

     Each Fund has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2006, the impact of this arrangement was a reduction of expenses of $2,106, $4,763, and $2,534 for California, Intermediate, and New York, respectively.

     In connection with the settlement of each AMPS auction, each Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1%; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by each Fund and the broker-dealer.

     In order to satisfy rating agencies' requirements, each Fund is required to provide each rating agency a report on a monthly basis verifying that each Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by each rating agency as one of the conditions to maintain the AAA/Aaa rating on the AMPS. "Discounted value" refers to the fact that the rating agencies require each Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agencies. Each Fund pays a fee to State Street for the preparation of this report which is reflected in the Statements of Operations under the caption "Basic maintenance expense."

                                               NEUBERGER BERMAN OCTOBER 31, 2006

     NOTE C--SECURITIES TRANSACTIONS:

     For the year ended October 31, 2006, there were purchase and sale transactions (excluding short-term securities) as follows:

(000'S OMITTED)                                         PURCHASES        SALES
CALIFORNIA                                             $ 4,749,582   $ 5,238,114
INTERMEDIATE                                            29,916,671    28,406,432
NEW YORK                                                 7,152,838     6,908,150

     NOTE D--CAPITAL:

     At October 31, 2006, the common shares outstanding and the common shares of each Fund owned by Neuberger were as follows:

                                              COMMON SHARES      COMMON SHARES
                                               OUTSTANDING    OWNED BY NEUBERGER
CALIFORNIA                                       6,791,981           6,981
INTERMEDIATE                                    20,705,124           6,981
NEW YORK                                         5,578,402           6,981

     Transactions in common shares for the years ended October 31, 2006 and October 31, 2005, were as follows:

                                               REINVESTMENT OF   NET INCREASE IN
                                                DIVIDENDS AND     COMMON SHARES
                                                DISTRIBUTIONS      OUTSTANDING
                                                 2006   2005       2006    2005
CALIFORNIA                                         --     --         --     --
INTERMEDIATE                                       --     --         --     --
NEW YORK                                        3,852     --      3,852     --

     NOTE E--RECENT ACCOUNTING PRONOUNCEMENTS:

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 requires that a "more-likely-than-not" threshold be met before the benefit of a tax position may be recognized in the financial statements and prescribes how such benefit should be measured. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, Management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

     In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the financial positions or results of operations.

FINANCIAL HIGHLIGHTS CALIFORNIA INTERMEDIATE MUNICIPAL FUND

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.


                                                                                                 PERIOD FROM
                                                                                             SEPTEMBER 27, 2002^
                                                             YEAR ENDED OCTOBER 31,             TO OCTOBER 31,
                                                     -------------------------------------   -------------------
                                                       2006      2005     2004       2003            2002
COMMON SHARE NET ASSET VALUE, BEGINNING OF PERIOD    $ 14.68   $ 15.06   $ 14.36   $ 14.31        $14.32
                                                     -------   -------   -------   -------        ------
INCOME FROM INVESTMENT OPERATIONS APPLICABLE TO
   COMMON SHAREHOLDERS:
NET INVESTMENT INCOME (LOSS)~                            .94       .91       .91       .85           .02
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                        .37      (.40)      .67       .14            --
COMMON SHARE EQUIVALENT OF DISTRIBUTIONS TO
   PREFERRED SHAREHOLDERS FROM:
   NET INVESTMENT INCOME~                               (.27)     (.14)     (.13)     (.08)           --
                                                     -------   -------   -------   -------        ------
TOTAL FROM INVESTMENT OPERATIONS APPLICABLE TO
   COMMON SHAREHOLDERS                                  1.04       .37      1.45       .91           .02
                                                     -------   -------   -------   -------        ------
LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
NET INVESTMENT INCOME                                   (.72)     (.75)     (.75)     (.75)           --
                                                     -------   -------   -------   -------        ------
LESS CAPITAL CHARGES FROM:
ISSUANCE OF COMMON SHARES                                 --        --        --        --          (.03)
ISSUANCE OF PREFERRED SHARES                              --        --        --      (.11)           --
                                                     -------   -------   -------   -------        ------
TOTAL CAPITAL CHARGES                                     --        --        --      (.11)         (.03)
                                                     -------   -------   -------   -------        ------
COMMON SHARE NET ASSET VALUE, END OF PERIOD          $ 15.00   $ 14.68   $ 15.06   $ 14.36        $14.31
                                                     -------   -------   -------   -------        ------
COMMON SHARE MARKET VALUE, END OF PERIOD             $ 14.65   $ 13.75   $ 13.47   $ 13.00        $15.00
                                                     -------   -------   -------   -------        ------
TOTAL RETURN, COMMON SHARE NET ASSET VALUE+            +7.51%    +2.96%   +10.97%    +6.02%        -0.10%**
TOTAL RETURN, COMMON SHARE MARKET VALUE+              +12.10%    +7.82%    +9.63%    -8.44%        +0.00%**
RATIOS/SUPPLEMENTAL DATA++
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS,
   END OF PERIOD (IN MILLIONS)                       $ 101.9   $  99.7   $ 102.3   $  97.5        $ 94.5
PREFERRED SHARES, AT LIQUIDATION VALUE
   ($25,000 PER SHARE LIQUIDATION PREFERENCE)
   (IN MILLIONS)                                     $  59.0   $  59.0   $  59.0   $  59.0        $   --
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS
   APPLICABLE TO COMMON SHAREHOLDERS#                    .93%      .96%      .96%      .88%          .84%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS
   APPLICABLE TO COMMON SHAREHOLDERS@@                   .93%      .96%      .96%      .88%          .83%*
RATIO OF NET INVESTMENT INCOME (LOSS) EXCLUDING
   PREFERRED SHARE DISTRIBUTIONS TO AVERAGE NET
   ASSETS APPLICABLE TO COMMON SHAREHOLDERS             6.36%     6.08%     6.24%     5.88%         1.10%*
RATIO OF PREFERRED SHARE DISTRIBUTIONS TO AVERAGE
   NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS         1.86%      .91%      .86%      .56%           --%
RATIO OF NET INVESTMENT INCOME (LOSS) INCLUDING
   PREFERRED SHARE DISTRIBUTIONS TO AVERAGE NET
   ASSETS APPLICABLE TO COMMON SHAREHOLDERS             4.50%     5.17%     5.38%     5.32%         1.10%*
PORTFOLIO TURNOVER RATE                                    3%        3%        3%        9%            0%**
ASSET COVERAGE PER PREFERRED SHARE, END OF PERIOD@   $68,208   $67,273   $68,383   $66,332        $   --

See Notes to Financial Highlights


                                                                               NEUBERGER BERMAN OCTOBER 31, 2006
FINANCIAL HIGHLIGHTS INTERMEDIATE MUNICIPAL FUND

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial
Statements.

                                                                                                 PERIOD FROM
                                                                                             SEPTEMBER 27, 2002^
                                                             YEAR ENDED OCTOBER 31,             TO OCTOBER 31,
                                                     -------------------------------------   -------------------
                                                       2006      2005     2004       2003            2002
COMMON SHARE NET ASSET VALUE, BEGINNING OF PERIOD    $ 14.68   $ 15.11   $ 14.44   $ 14.30        $14.32
                                                     -------   -------   -------   -------        ------
INCOME FROM INVESTMENT OPERATIONS APPLICABLE TO
   COMMON SHAREHOLDERS:
NET INVESTMENT INCOME (LOSS)~                            .97       .95       .94       .88           .01
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                        .30      (.43)      .65       .25            --
COMMON SHARE EQUIVALENT OF DISTRIBUTIONS TO
   PREFERRED SHAREHOLDERS FROM:
NET INVESTMENT INCOME~                                  (.29)     (.15)     (.12)     (.09)           --
                                                     -------   -------   -------   -------        ------
TOTAL FROM INVESTMENT OPERATIONS APPLICABLE TO
   COMMON SHAREHOLDERS                                   .98       .37      1.47      1.04           .01
                                                     -------   -------   -------   -------        ------
LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
NET INVESTMENT INCOME                                   (.75)     (.80)     (.80)     (.80)           --
                                                     -------   -------   -------   -------        ------
LESS CAPITAL CHARGES FROM:
ISSUANCE OF COMMON SHARES                                 --        --        --        --          (.03)
ISSUANCE OF PREFERRED SHARES                              --        --        --      (.10)           --
                                                     -------   -------   -------   -------        ------
TOTAL CAPITAL CHARGES                                     --        --        --      (.10)         (.03)
                                                     -------   -------   -------   -------        ------
COMMON SHARE NET ASSET VALUE, END OF PERIOD          $ 14.91   $ 14.68   $ 15.11   $ 14.44        $14.30
                                                     -------   -------   -------   -------        ------
COMMON SHARE MARKET VALUE, END OF PERIOD             $ 14.22   $ 13.62   $ 13.70   $ 13.33        $15.00
                                                     -------   -------   -------   -------        ------
TOTAL RETURN, COMMON SHARE NET ASSET VALUE+            +7.22%    +2.93%   +10.91%    +6.88%        -0.17%**
TOTAL RETURN, COMMON SHARE MARKET VALUE+              +10.22%    +5.32%    +8.94%    -5.94%        +0.00%**
RATIOS/SUPPLEMENTAL DATA++
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS,
   END OF PERIOD (IN MILLIONS)                       $ 308.7   $ 303.9   $ 312.8   $ 299.1        $293.3
PREFERRED SHARES, AT LIQUIDATION VALUE
   ($25,000 PER SHARE LIQUIDATION PREFERENCE)
   (IN MILLIONS)                                     $ 179.4   $ 179.4   $ 179.4   $ 179.4        $   --
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS
   APPLICABLE TO  COMMON SHAREHOLDERS#                   .78%      .80%      .82%      .74%          .51%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS
   APPLICABLE TO COMMON SHAREHOLDERS@@                   .78%      .80%      .82%      .74%          .51%*
RATIO OF NET INVESTMENT INCOME (LOSS) EXCLUDING
   PREFERRED SHARE DISTRIBUTIONS TO AVERAGE NET
   ASSETS APPLICABLE TO COMMON SHAREHOLDERS             6.61%     6.33%     6.40%     6.08%         1.62%*
RATIO OF PREFERRED SHARE DISTRIBUTIONS TO AVERAGE
   NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS         1.95%     1.02%      .85%      .59%           --%
RATIO OF NET INVESTMENT INCOME (LOSS) INCLUDING
   PREFERRED SHARE DISTRIBUTIONS TO AVERAGE NET
   ASSETS APPLICABLE TO COMMON SHAREHOLDERS             4.66%     5.31%     5.55%     5.49%         1.62%*
PORTFOLIO TURNOVER RATE                                    6%        2%        3%       10%            0%**
ASSET COVERAGE PER PREFERRED SHARE, END OF PERIOD@   $68,048   $67,368   $68,622   $66,694        $   --

See Notes to Financial Highlights


FINANCIAL HIGHLIGHTS NEW YORK INTERMEDIATE MUNICIPAL FUND

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial
Statements.

                                                                                                                   PERIOD FROM
                                                                                                               SEPTEMBER 27, 2002^
                                                                                  YEAR ENDED OCTOBER 31,          TO OCTOBER 31,
                                                                           ----------------------------------  -------------------
                                                                              2006   2005     2004    2003              2002
COMMON SHARE NET ASSET VALUE, BEGINNING OF PERIOD                          $ 14.47  $ 14.90  $ 14.40  $ 14.32         $14.32
                                                                           -------  -------  -------  -------         ------
INCOME FROM INVESTMENT OPERATIONS APPLICABLE
   TO COMMON SHAREHOLDERS:
NET INVESTMENT INCOME (LOSS)~                                                  .96      .93      .93      .86            .03
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                                              .29     (.44)     .48      .19             --
COMMON SHARE EQUIVALENT OF DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
   NET INVESTMENT INCOME~                                                     (.28)    (.14)    (.13)    (.08)            --
                                                                           -------  -------  -------  -------         ------
TOTAL FROM INVESTMENT OPERATIONS APPLICABLE TO COMMON SHAREHOLDERS             .97      .35     1.28      .97            .03
                                                                           -------  -------  -------  -------         ------
LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
NET INVESTMENT INCOME                                                         (.75)    (.78)    (.78)    (.78)            --
                                                                           -------  -------  -------  -------         ------
LESS CAPITAL CHARGES FROM:
ISSUANCE OF COMMON SHARES                                                       --       --       --       --           (.03)
ISSUANCE OF PREFERRED SHARES                                                    --       --       --     (.11)            --
                                                                           -------  -------  -------  -------         ------
TOTAL CAPITAL CHARGES                                                           --       --       --     (.11)          (.03)
                                                                           -------  -------  -------  -------         ------
COMMON SHARE NET ASSET VALUE, END OF PERIOD                                $ 14.69  $ 14.47  $ 14.90  $ 14.40         $14.32
                                                                           -------  -------  -------  -------         ------
COMMON SHARE MARKET VALUE, END OF PERIOD                                   $ 14.60  $ 13.54  $ 13.32  $ 13.27         $15.00
                                                                           -------  -------  -------  -------         ------
TOTAL RETURN, COMMON SHARE NET ASSET VALUE+                                  +7.05%   +2.87%   +9.67%   +6.36%         -0.03%**
TOTAL RETURN, COMMON SHARE MARKET VALUE+                                    +13.70%   +7.68%   +6.39%   -6.43%         +0.00%**
RATIOS/SUPPLEMENTAL DATA++
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS, END OF PERIOD (IN MILLIONS)  $  81.9  $  80.7  $  83.1  $  80.3         $ 76.7
PREFERRED SHARES, AT LIQUIDATION VALUE ($25,000 PER SHARE LIQUIDATION
   PREFERENCE) (IN MILLIONS)                                               $  48.3  $  48.3  $  48.3  $  48.3         $   --
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO COMMON
   SHAREHOLDERS#                                                               .98%    1.02%    1.00%     .92%           .94%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO COMMON
   SHAREHOLDERS@@                                                              .98%    1.01%     .99%     .92%           .93%*
RATIO OF NET INVESTMENT INCOME (LOSS) EXCLUDING PREFERRED SHARE
   DISTRIBUTIONS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS      6.60%    6.30%    6.37%    6.02%          1.22%*
RATIO OF PREFERRED SHARE DISTRIBUTIONS TO AVERAGE NET ASSETS APPLICABLE
   TO COMMON SHAREHOLDERS                                                     1.90%     .92%     .86%     .57%            --%
RATIO OF NET INVESTMENT INCOME (LOSS) INCLUDING PREFERRED SHARE
   DISTRIBUTIONS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS      4.70%    5.38%    5.51%    5.45%          1.22%*
PORTFOLIO TURNOVER RATE                                                          5%       2%       5%      11%             0%**
ASSET COVERAGE PER PREFERRED SHARE, END OF PERIOD@                         $67,488  $66,813  $68,073  $66,617         $   --

See Notes to Financial Highlights

                                              NEUBERGER BERMAN OCTOBER 31, 2006



NOTES TO FINANCIAL HIGHLIGHTS INTERMEDIATE MUNICIPAL CLOSED-END FUNDS

+ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under each Fund's distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not waived the investment management fee.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

@@ After waiver of investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:

                                                          PERIOD FROM
                 YEAR ENDED                             SEPTEMBER 27 TO
                 OCTOBER 31,   YEAR ENDED OCTOBER 31,     OCTOBER 31,
                    2006        2005   2004   2003           2002
CALIFORNIA          1.32%       1.36%  1.35%  1.26%          1.08%
INTERMEDIATE        1.17%       1.20%  1.22%  1.13%           .76%
NEW YORK            1.38%       1.41%  1.39%  1.31%          1.18%

^       The date investment operations commenced.

*       Annualized.

**      Not annualized.

@ Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on AMPS) from the Fund's total assets and dividing by the number of AMPS outstanding.

++ Expense ratios do not include the effect of distributions to holders of AMPS. Income ratios include income earned on assets attributable to AMPS outstanding.

~ Calculated based on the average number of shares outstanding during each fiscal period.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Neuberger Berman California Intermediate Municipal Fund Inc.
Neuberger Berman Intermediate Municipal Fund Inc.
Neuberger Berman New York Intermediate Municipal Fund Inc.

We have audited the accompanying statements of assets and liabilities of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., and Neuberger Berman New York Intermediate Municipal Fund Inc. (the "Funds"), including the schedules of investments, as of October 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., and Neuberger Berman New York Intermediate Municipal Fund Inc., at October 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                      /s/ Ernst & Young LLP

Boston, Massachusetts
December 8, 2006

                                               NEUBERGER BERMAN OCTOBER 31, 2006

DISTRIBUTION REINVESTMENT PLAN

The Bank of New York ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their PRO RATA share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

DISTRIBUTION REINVESTMENT PLAN CONT'D

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the PRO RATA expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their PRO RATA share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

DIRECTORY

INVESTMENT MANAGER AND ADMINISTRATOR

Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
877.461.1899 or 212.476.8800

SUB-ADVISER

Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

STOCK TRANSFER AGENT

The Bank of New York
101 Barclay Street, 11-E
New York, NY 10286

LEGAL COUNSEL

Kirkpatrick & Lockhart Nicholson Graham LLP
1601 K Street, NW
Washington, DC 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

DIRECTORS AND OFFICERS

The following tables set forth information concerning the directors and officers of each Fund. All persons named as directors and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. Each Fund's Statement of Additional Information includes additional information about Fund directors as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (877) 461-1899.

INFORMATION ABOUT THE BOARD OF DIRECTORS

                                                                              NUMBER OF
                                                                            PORTFOLIOS IN
                                                                            FUND COMPLEX
NAME, AGE, ADDRESS(1) AND   LENGTH OF TIME                                   OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
POSITION(2) WITH FUND           SERVED       PRINCIPAL OCCUPATION(S)(4)   FUND DIRECTOR(5)     FUND COMPLEX BY FUND DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
                                                           CLASS I
INDEPENDENT FUND DIRECTORS
Faith Colish (71)           Since the        Counsel, Carter Ledyard &           56          Advisory Director, ABA
Director                    Inception of     Milburn LLP (law firm)                          Retirement Funds (formerly,
                            the Fund(3)      since October 2002;                             American Bar Retirement
                                             formerly, Attorney-at-Law                       Association (ABRA)) since 1997
                                             and President, Faith                            (not-for-profit membership
                                             Colish, A Professional                          association).
                                             Corporation, 1980 to 2002.

Cornelius T. Ryan (75)      Since the        Founding General Partner,           56          None.
Director                    Inception of     Oxford Partners and Oxford
                            the Fund(3)      Bioscience Partners
                                             (venture capital
                                             investing) and President,
                                             Oxford Venture Corporation
                                             since 1981.

Peter P. Trapp (62)         Since the        Regional Manager for                56          None.
Director                    Inception of     Mid-Southern Region, Ford
                            the Fund(3)      Motor Credit Company since
                                             September 1997; formerly,
                                             President, Ford Life
                                             Insurance Company, April
                                             1995 to August 1997.

                                                                                                 NEUBERGER BERMAN OCTOBER 31, 2006


                                                                              NUMBER OF
                                                                            PORTFOLIOS IN
                                                                            FUND COMPLEX
NAME, AGE, ADDRESS(1) AND   LENGTH OF TIME                                   OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
POSITION(2) WITH FUND           SERVED       PRINCIPAL OCCUPATION(S)(4)   FUND DIRECTOR(5)     FUND COMPLEX BY FUND DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------

Peter E. Sundman* (47)      Since the        Executive Vice President,           56          Director and Vice President,
Chief Executive Officer,    Inception of     Neuberger Berman Inc.                           Neuberger & Berman Agency, Inc.
Director and Chairman       the Fund(3)      (holding company) since                         since 2000; formerly, Director,
of the Board                                 1999; Head of Neuberger                         Neuberger Berman Inc. (holding
                                             Berman Inc.'s Mutual Funds                      company), October 1999 to March
                                             Business (since 1999) and                       2003; Trustee, Frost Valley
                                             Institutional Business                          YMCA; Trustee, College of
                                             (1999 to October 2005);                         Wooster.
                                             responsible for Managed
                                             Accounts Business and
                                             intermediary distribution
                                             since October 1999;
                                             President and Director,
                                             Management since 1999;
                                             Managing Director,
                                             Neuberger since 2005;
                                             formerly, Executive Vice
                                             President, Neuberger, 1999
                                             to December 2005;
                                             formerly, Principal,
                                             Neuberger, 1997 to 1999;
                                             formerly, Senior Vice
                                             President, Management,
                                             1996 to 1999.

                                                          CLASS II**

INDEPENDENT FUND DIRECTORS

John Cannon (76)            Since the        Consultant; formerly,               56          Independent Trustee or Director
Director                    Inception of     Chairman, CDC Investment                        of three series of Oppenheimer
                            the Fund(3)      Advisers (registered                            Funds: Limited Term New York
                                             investment adviser), 1993                       Municipal Fund, Rochester Fund
                                             to January 1999; formerly,                      Municipals, and Oppenheimer
                                             President and Chief                             Convertible Securities Fund
                                             Executive Officer, AMA                          since 1992.
                                             Investment Advisors, an
                                             affiliate of the American
                                             Medical Association.

C. Anne Harvey (69)         Since the        President, C.A. Harvey              56          Formerly, President, Board of
Director                    Inception of     Associates since October                        Associates to The National
                            the Fund(3)      2001; formerly, Director,                       Rehabilitation Hospital's Board
                                             AARP, 1978 to December                          of Directors, 2001 to 2002;
                                             2001.                                           formerly, Member, Individual
                                                                                             Investors Advisory Committee to
                                                                                             the New York Stock Exchange
                                                                                             Board of Directors, 1998 to June
                                                                                             2002.

DIRECTORS AND OFFICERS CONT'D

                                                                              NUMBER OF
                                                                            PORTFOLIOS IN
                                                                            FUND COMPLEX
NAME, AGE, ADDRESS(1) AND   LENGTH OF TIME                                   OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
POSITION(2) WITH FUND           SERVED       PRINCIPAL OCCUPATION(S)(4)   FUND DIRECTOR(5)     FUND COMPLEX BY FUND DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
Tom D. Seip (56)            Since the        General Partner, Seip               56          Director, H&R Block, Inc.
Director                    Inception of     Investments LP (a private                       (financial services company)
                            the Fund(3)      investment partnership);                        since May 2001; Director,
                                             formerly, President and                         America One Foundation since
                                             CEO, Westaff, Inc.                              1998; formerly, Director,
                                             (temporary staffing), May                       Forward Management, Inc. (asset
                                             2001 to January 2002;                           management company), 1999 to
                                             formerly, Senior Executive                      2006; formerly Director, E-Bay
                                             at the Charles Schwab                           Zoological Society, 1999 to
                                             Corporation, 1983 to 1999,                      2003; formerly, Director,
                                             including Chief Executive                       General Magic (voice recognition
                                             Officer, Charles Schwab                         software), 2001 to 2002;
                                             Investment Management,                          formerly, Director, E-Finance
                                             Inc. and Trustee, Schwab                        Corporation (credit decisioning
                                             Family of Funds and Schwab                      services), 1999 to 2003;
                                             Investments, 1997 to 1998,                      formerly, Director,
                                             and Executive Vice                              Save-Daily.com (micro investing
                                             President-Retail                                services), 1999 to 2003.
                                             Brokerage, Charles Schwab
                                             Investment Management,
                                             1994 to 1997.

FUND DIRECTOR WHO IS AN "INTERESTED PERSON"

Jack L. Rivkin* (66)        Since 2002(3)    Executive Vice President            56          Director, Dale Carnegie and
President and Director                       and Chief Investment                            Associates, Inc. (private
                                             Officer, Neuberger Berman                       company) since 1998; Director,
                                             Inc. (holding company)                          Solbright, Inc. (private
                                             since 2002 and 2003,                            company) since 1998.
                                             respectively; Managing
                                             Director and Chief
                                             Investment Officer,
                                             Neuberger since December
                                             2005 and 2003,
                                             respectively; formerly,
                                             Executive Vice President,
                                             Neuberger, December 2002
                                             to 2005; Director and
                                             Chairman, Management since
                                             December 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Investments,
                                             Inc., September 1995 to
                                             February 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Inc., September
                                             1995 to February 2002.

                                                                                            NEUBERGER BERMAN OCTOBER 31, 2006

                                                                              NUMBER OF
                                                                            PORTFOLIOS IN
                                                                            FUND COMPLEX
NAME, AGE, ADDRESS(1) AND   LENGTH OF TIME                                   OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
POSITION(2) WITH FUND           SERVED       PRINCIPAL OCCUPATION(S)(4)   FUND DIRECTOR(5)     FUND COMPLEX BY FUND DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
                                                           CLASS III

INDEPENDENT FUND DIRECTORS
Robert A. Kavesh (79)       Since the        Marcus Nadler Professor             56          Director, The Caring Community
Director                    Inception of     Emeritus of Finance and                         (not-for-profit); formerly,
                            the Fund(3)      Economics, New York                             Director, DEL Laboratories, Inc.
                                             University Stern School of                      (cosmetics and pharmaceuticals),
                                             Business; formerly,                             1978 to 2004; formerly,
                                             Executive Secretary-                            Director, Apple Bank for
                                             Treasurer, American                             Savings, 1979 to 1990; formerly,
                                             Finance Association, 1961                       Director, Western Pacific
                                             to 1979.                                        Industries, Inc., 1972 to 1986
                                                                                             (public company).

Howard A. Mileaf (69)       Since the        Retired; formerly, Vice             56          Director, Webfinancial
Director                    Inception of     President and General                           Corporation (holding company)
                            the Fund(3)      Counsel, WHX Corporation                        since December 2002; formerly,
                                             (holding company), 1993 to                      Director WHX Corporation
                                             2001.                                           (holding company), January 2002
                                                                                             to June 2005; formerly,
                                                                                             Director, State Theatre of New
                                                                                             Jersey (not-for-profit theater),
                                                                                             2000 to 2005; formerly,
                                                                                             Director, Kevlin Corporation
                                                                                             (manufacturer of microwave and
                                                                                             other products).

Edward I. O'Brien (78)      Since the        Formerly, Member,                   56          Director, Legg Mason, Inc.
Director                    Inception of     Investment Policy                               (financial services holding
                            the Fund(3)      Committee, Edward Jones,                        company) since 1993; formerly,
                                             1993 to 2001; President,                        Director, Boston Financial Group
                                             Securities Industry                             (real estate and tax shelters),
                                             Association ("SIA")                             1993 to 1999.
                                             (securities industry's
                                             representative in
                                             government relations and
                                             regulatory matters at the
                                             federal and state levels),
                                             1974 to 1992; Adviser to
                                             SIA, November 1992 to
                                             November 1993.

DIRECTORS AND OFFICERS CONT'D

                                                                              NUMBER OF
                                                                            PORTFOLIOS IN
                                                                            FUND COMPLEX
NAME, AGE, ADDRESS(1) AND   LENGTH OF TIME                                   OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
POSITION(2) WITH FUND           SERVED       PRINCIPAL OCCUPATION(S)(4)   FUND DIRECTOR(5)     FUND COMPLEX BY FUND DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
William E. Rulon (74)       Since the        Retired; formerly, Senior           56          Formerly, Director, Pro-Kids
Director                    Inception of     Vice President, Foodmaker,                      Golf and Learning Academy (teach
                            the Fund(3)      Inc. (operator and                              golf and computer usage to "at
                                             franchiser of restaurants)                      risk" children), 1998 to 2006;
                                             until January 1997.                             formerly, Director, Prandium,
                                                                                             Inc. (restaurants), March 2001
                                                                                             to July 2002.

Candace L. Straight (59)    Since the        Private investor and                56          Director, Montpelier Re
Director                    Inception of     consultant specializing in                      (reinsurance company) since
                            the Fund(3)      the insurance industry;                         2006; Director, National
                                             formerly, Advisory                              Atlantic Holdings Corporation
                                             Director, Securitas                             (property and casualty insurance
                                             Capital LLC (a global                           company) since 2004; Director,
                                             private equity investment                       The Proformance Insurance
                                             firm dedicated to making                        Company (personal lines property
                                             investments in the                              and casualty insurance company)
                                             insurance sector), 1998 to                      since March 2004; formerly,
                                             December 2003.                                  Director, Providence Washington
                                                                                             Insurance Company (property and
                                                                                             casualty insurance company),
                                                                                             December 1998 to March 2006;
                                                                                             formerly, Director, Summit
                                                                                             Global Partners (insurance
                                                                                             brokerage firm), 2000 to 2005.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) The Board of Directors shall at times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class
     III. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meeting of shareholders held in 2009, 2007, and 2008, respectively, and at each third annual meeting of stockholders thereafter.

(3) The Director has served since the Fund's inception except for Mr. Rivkin who has served as a Director since December 2002 for the Funds with an inception date of 2002. The inception date of Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman New York Intermediate Municipal Fund Inc., and Neuberger Berman Real Estate Income Fund Inc. is 2002. The inception date of Neuberger Berman Realty Income Fund Inc., Neuberger Berman Real Estate Securities Income Fund Inc. and Neuberger Berman Income Opportunity Fund Inc. is 2003. The inception date of Neuberger Berman Dividend Advantage Fund Inc. is 2004.

(4) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(5) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Director who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Fund by virtue of the fact that they are officers and/or directors of Management and Neuberger.

** Barry Hirsch was elected as a Class II Director at the annual shareholder meeting on April 19, 2006. Mr. Hirsch passed away in July 2006. In August 2006, C. Anne Harvey, formerly a Class I Director of the Fund, was appointed as a Class II Director of the Fund.

INFORMATION ABOUT THE OFFICERS OF THE FUND

                                                                                                 NEUBERGER BERMAN OCTOBER 31, 2006

                                    POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED              PRINCIPAL OCCUPATION(S)(2)
----------------------------------------------------------------------------------------------------

Andrew B. Allard (45)       Anti-Money Laundering         Senior Vice President, Neuberger since
                            Compliance Officer since      2006; Deputy General Counsel, Neuberger
                            inception(3)                  since 2004; formerly, Vice President,
                                                          Neuberger, 2000 to 2006; formerly,
                                                          Associate General Counsel, Neuberger, 1999
                                                          to 2004; Anti-Money Laundering Compliance
                                                          Officer, fifteen registered investment
                                                          companies for which Management acts as
                                                          investment manager and administrator
                                                          (seven since 2002, three since 2003, four
                                                          since 2004 and one since 2005) and one
                                                          registered investment company for which
                                                          Lehman Brothers Asset Management Inc. acts
                                                          as investment adviser (since 2006).

Michael J. Bradler (36)     Assistant Treasurer since     Vice President, Neuberger since 2006;
                            2005                          Employee, Management since 1997; Assistant
                                                          Treasurer, fifteen registered investment
                                                          companies for which Management acts as
                                                          investment manager and administrator
                                                          (fifteen since 2005) and one registered
                                                          investment company for which Lehman
                                                          Brothers Asset Management Inc. acts as
                                                          investment adviser (since 2006).

Claudia A. Brandon (50)     Secretary since the Fund's    Vice President-Mutual Fund Board
                            inception(3)                  Relations, Management since 2000 and
                                                          Assistant Secretary since 2004; Vice
                                                          President, Neuberger since 2002 and
                                                          Employee since 1999; Secretary, fifteen
                                                          registered investment companies for which
                                                          Management acts as investment manager and
                                                          administrator (three since 1985, four
                                                          since 2002, three since 2003, four since
                                                          2004 and one since 2005) and one
                                                          registered investment company for which
                                                          Lehman Brothers Asset Management Inc. acts
                                                          as investment adviser (since 2006).

INFORMATION ABOUT THE OFFICERS OF THE FUND CONT'D

                                    POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED              PRINCIPAL OCCUPATION(S)(2)
----------------------------------------------------------------------------------------------------
Robert Conti (50)           Vice President since the      Senior Vice President, Neuberger since
                            Fund's inception(3)           2003; formerly, Vice President, Neuberger,
                                                          1999 to 2003; Senior Vice President,
                                                          Management since 2000; Vice President,
                                                          fifteen registered investment companies
                                                          for which Management acts as investment
                                                          manager and administrator (three since
                                                          2000, four since 2002, three since 2003,
                                                          four since 2004 and one since 2005) and
                                                          one registered investment company for
                                                          which Lehman Brothers Asset Management
                                                          Inc. acts as investment adviser (since
                                                          2006).

Brian J. Gaffney (53)       Vice President since the      Managing Director, Neuberger since 1999;
                            Fund's inception(3)           Senior Vice President, Management since
                                                          2000; Vice President, fifteen registered
                                                          investment companies for which Management
                                                          acts as investment manager and
                                                          administrator (three since 2000, four
                                                          since 2002, three since 2003, four since
                                                          2004 and one since 2005) and one
                                                          registered investment company for which
                                                          Lehman Brothers Asset Management Inc. acts
                                                          as investment adviser (since 2006).

Maxine L. Gerson (56)       Chief Legal Officer since     Senior Vice President, Neuberger since
                            2005 (only for purposes of    2002; Deputy General Counsel and Assistant
                            sections 307 and 406 of the   Secretary, Neuberger since 2001; formerly,
                            Sarbanes-Oxley Act of 2002)   Vice President, Neuberger, 2001 to 2002;
                                                          formerly, Associate General Counsel,
                                                          Neuberger, 2001; formerly, Counsel,
                                                          Neuberger, 2000; Secretary and General
                                                          Counsel, Management since 2004; Chief
                                                          Legal Officer (only for purposes of
                                                          sections 307 and 406 of the Sarbanes-Oxley
                                                          Act of 2002), fifteen registered
                                                          investment companies for which Management
                                                          acts as investment manager and
                                                          administrator (fifteen since 2005) and one
                                                          registered investment company for which
                                                          Lehman Brothers Asset Management Inc. acts
                                                          as investment adviser (since 2006).


                                                                                                 NEUBERGER BERMAN OCTOBER 31, 2006


                                    POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED              PRINCIPAL OCCUPATION(S)(2)
----------------------------------------------------------------------------------------------------
Sheila R. James (41)        Assistant Secretary since     Employee, Neuberger since 1999; Assistant
                            the Fund's inception(3)       Secretary, fifteen registered investment
                                                          companies for which Management acts as
                                                          investment manager and administrator
                                                          (seven since 2002, three since 2003, four
                                                          since 2004 and one since 2005) and one
                                                          registered investment company for which
                                                          Lehman Brothers Asset Management Inc. acts
                                                          as investment adviser (since 2006).

Kevin Lyons (51)            Assistant Secretary since     Employee, Neuberger since 1999; Assistant
                            2003(4)                       Secretary, fifteen registered investment
                                                          companies for which Management acts as
                                                          investment manager and administrator (ten
                                                          since 2003, four since 2004 and one since
                                                          2005) and one registered investment
                                                          company for which Lehman Brothers Asset
                                                          Management Inc. acts as investment adviser
                                                          (since 2006).

John M. McGovern (36)       Treasurer and Principal       Vice President, Neuberger since 2004;
                            Financial and Accounting      Employee, Management since 1993; Treasurer
                            Officer since 2005; prior     and Principal Financial and Accounting
                            thereto, Assistant            Officer, fifteen registered investment
                            Treasurer since the Fund's    companies for which Management acts as
                            inception(3)                  investment manager and administrator
                                                          (fifteen since 2005) and one registered
                                                          investment company for which Lehman
                                                          Brothers Asset Management Inc. acts as
                                                          investment adviser (since 2006); formerly,
                                                          Assistant Treasurer, fifteen registered
                                                          investment companies for which Management
                                                          acts as investment manager and
                                                          administrator, 2002 to 2005.

Frank Rosato (35)           Assistant Treasurer since     Vice President, Neuberger since 2006;
                            2005                          Employee, Management since 1995; Assistant
                                                          Treasurer, fifteen registered investment
                                                          companies for which Management acts as
                                                          investment manager and administrator
                                                          (fifteen since 2005) and one registered
                                                          investment company for which Lehman
                                                          Brothers Asset Management Inc. acts as
                                                          investment adviser (since 2006).

INFORMATION ABOUT THE OFFICERS OF THE FUND CONT'D

                                    POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED              PRINCIPAL OCCUPATION(S)(2)
----------------------------------------------------------------------------------------------------
Frederic B. Soule (60)      Vice President since the      Senior Vice President, Neuberger since
                            Fund's inception(3)           2003; formerly, Vice President, Neuberger,
                                                          1999 to 2003; Vice President, fifteen
                                                          registered investment companies for which
                                                          Management acts as investment manager and
                                                          administrator (three since 2000, four
                                                          since 2002, three since 2003, four since
                                                          2004 and one since 2005) and one
                                                          registered investment company for which
                                                          Lehman Brothers Asset Management Inc. acts
                                                          as investment adviser (since 2006).

Chamaine Williams (35)      Chief Compliance Officer      Vice President, Lehman Brothers Inc. since
                            since 2005                    2003; Chief Compliance Officer, fifteen
                                                          registered investment companies for which
                                                          Management acts as investment manager and
                                                          administrator (fifteen since 2005) and one
                                                          registered investment company for which
                                                          Lehman Brothers Asset Management Inc. acts
                                                          as investment adviser (since 2005); Chief
                                                          Compliance Officer, Lehman Brothers Asset
                                                          Management Inc. since 2003; Chief
                                                          Compliance Officer, Lehman Brothers
                                                          Alternative Investment Management LLC
                                                          since 2003; formerly, Vice President, UBS
                                                          Global Asset Management (US) Inc.
                                                          (formerly, Mitchell Hutchins Asset
                                                          Management, a wholly-owned subsidiary of
                                                          PaineWebber Inc.), 1997 to 2003.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(3) The officer has served since the Fund's inception. The inception date of Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman New York Intermediate Municipal Fund Inc., and Neuberger Berman Real Estate Income Fund Inc. is 2002. The inception date of Neuberger Berman Realty Income Fund Inc., Neuberger Berman Real Estate Securities Income Fund Inc. and Neuberger Berman Income Opportunity Fund Inc. is 2003. The inception date of Neuberger Berman Dividend Advantage Fund Inc. is 2004.

(4) For Neuberger Berman Dividend Advantage Fund Inc., the officer has served since the Fund's inception in May.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling (800) 877-9700 (toll-free).

MARYLAND ANTI-TAKEOVER STATUTES

By resolution of the Board of Directors, each Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that "control shares" of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a special meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquiror and by officers or directors who are employees of the corporation). "Control shares" are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within certain statutorily-defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation's securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. No Fund is aware of any shareholder that holds control shares or that is an interested shareholder under the statutes.

NOTICE TO SHAREHOLDERS

In January 2007 you will receive information to be used in filing your 2006 tax returns, which will include a notice of the exact tax status of all distributions paid to you by each Fund during calendar 2006. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

For the fiscal year ended October 31, 2006, the percentages representing the portion of distributions from net investment income, which are exempt from federal income tax, other than alternative minimum tax are as follows:

NEUBERGER BERMAN
----------------------------------------------------
California Intermediate Municipal Fund Inc.   99.90%
Intermediate Municipal Fund Inc.              99.84%
New York Intermediate Municipal Fund Inc.     99.92%

                                               NEUBERGER BERMAN OCTOBER 31, 2006

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

At a meeting held on September 27, 2006, the Boards of Directors (collectively the "Boards," each a "Board") of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc. and Neuberger Berman New York Intermediate Municipal Fund Inc. (each a "Fund"), including the Directors who are not "interested persons" of each Fund ("Independent Fund Directors"), approved continuance of the Management and Sub-Advisory Agreements ("Agreements") for each Fund.

In evaluating the Agreements, the Boards, including the Independent Fund Directors, reviewed materials furnished by Neuberger Berman Management Inc. ("Management") and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Directors, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Directors were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Directors received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Boards to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Directors may have on their initial review of the report and that the Independent Fund Directors have time to consider those responses. In addition, during this process, the Boards held a separate meeting devoted to reviewing and discussing Fund performance.

Each Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of each Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits historically realized by Management and its affiliates from the relationship with the Funds; (4) the extent to which economies of scale might be realized as each Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in each Fund. In their deliberations, the members of each Board did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors.

Each Board evaluated the terms of the Agreements and whether the Agreements were in the best interests of each Fund and its shareholders. Each Board considered, with respect to each Fund, the nature, extent and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Funds.

With respect to the nature, extent and quality of the services provided, each Board considered the performance of each Fund and the degree of risk undertaken by the portfolio managers. The Boards considered the experience and staffing of portfolio management and the investment research personnel of Management and Neuberger dedicated to performing services for the Funds. The Boards noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Boards also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Funds. The Boards also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by Management, Neuberger, the Funds and by other clients of Management and Neuberger from such services. In addition, the Boards noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of each Fund, each Board considered the performance of each Fund on both a market return and net asset value basis relative to its benchmark and a peer group of investment companies pursuing broadly similar strategies. Each Board also considered the performance in relation to the degree of risk undertaken by the portfolio managers. Each Board discussed each Fund's performance with Management and discussed steps that Management had taken, or intended to take, to improve each Fund's performance. The Boards also considered Management's resources and responsiveness with respect to each Fund.

With respect to the overall fairness of the Agreements, the Boards considered the fee structure of the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates. The Boards also considered the profitability of Management and its affiliates from their association with the Funds.

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS CONT'D

The Boards reviewed a comparison of each Fund's management fee and overall expense ratio to a peer group of comparable funds. Each Board considered the mean and median of the management fees and expense ratios of the peer group. With regard to the sub-advisory fee paid to Neuberger, the Boards noted that this fee is reflective of an "at cost" basis and there is no profit to Neuberger with regard to these fees. Each Board considered each Fund's overall expenses in relation to the overall expenses of the peer group mean and median. In addition, each Board considered the contractual waiver of a portion of the management fee undertaken by Management for each Fund. For Neuberger Berman California Intermediate Municipal Fund Inc. and Neuberger Berman New York Intermediate Municipal Fund Inc., each Fund's respective Board noted that Management incurred a loss on the Fund on an after-tax basis.

The Boards considered whether there were other funds that were sub-advised by Management or its affiliates or separate accounts managed by Management with similar investment objectives, policies and strategies as the Funds. The Boards noted that there were no comparable sub-advised funds or separate accounts.

Each Board also evaluated any actual or anticipated economies of scale in relation to the services Management provides to each Fund. The Boards considered that each Fund was a closed-end fund that is not continuously offering shares and that, without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by Management in managing each Fund's assets.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to each Fund, each Board reviewed specific data as to Management's profit or loss on each Fund for a recent period and the trend in profit or loss over time. The Boards also carefully examined Management's cost allocation methodology and had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on investment management profitability margins. The Boards recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Funds and, based on its review, concluded it was satisfied that Management's level of profitability from its relationship with the Funds was not excessive.

CONCLUSIONS

In approving the Agreements, each Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of each Fund and its shareholders. In reaching this determination, each Board considered that Management and Neuberger could be expected to provide a high level of service to each Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Funds; that each Fund's fee structure appeared to each Board to be reasonable given the nature and quality of services expected to be provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to each Fund.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds.

NEUBERGER BERMAN
A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
INTERNAL SALES & SERVICES
877.461.1899
www.nb.com

[GRAPHIC] CO435  12/06

ITEM 2. CODE OF ETHICS

The Board of Directors ("Board") of Neuberger Berman New York Intermediate Municipal Fund Inc. ("Registrant") adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics was included as an exhibit to Registrant's Form N-CSR filed on July 10, 2006. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant's audit committee financial experts are John Cannon and Howard Mileaf. Mr. Cannon and Mr. Mileaf are independent directors as defined by Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Ernst & Young, LLP ("E&Y") serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees
    ----------

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $31,250 and $33,500 for the fiscal years ended 2005 and 2006, respectively.

(b) Audit-Related Fees
    ------------------

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported above in AUDIT FEES were $6,000 and $6,250 for the fiscal years ended 2005 and 2006, respectively. The nature of the services provided involved agreed upon procedures relating to the Preferred Shares. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2005 and 2006, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2005 and 2006, respectively.

(c) Tax Fees
    --------

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $8,700 and $9,500 for the fiscal years ended 2005 and 2006, respectively. The nature of the services provided was tax compliance, tax advice, and tax planning. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2005 and 2006, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for tax compliance, tax advice, and tax planning by E&Y that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2005 and 2006, respectively.

(d) All Other Fees
    --------------

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and Tax Fees were $0 and $0 for the fiscal years ended 2005 and 2006, respectively.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, AUDIT-RELATED FEES, and TAX FEES that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2005 and 2006, respectively.

(e) Audit Committee's Pre-Approval Policies and Procedures
    ------------------------------------------------------

(1) The Audit Committee's pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons
    ---------------------------------

Not applicable.

(g) Non-Audit Fees
    --------------

Non-audit fees billed by E&Y for services rendered to the Registrant were $14,700 and $15,750 for the fiscal years ended 2005 and 2006, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $160,650 and $126,000 for the fiscal years ended 2005 and 2006, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The Board has established a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Its members are John Cannon, Howard A. Mileaf, Cornelius T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments for each series is disclosed in the Registrant's Annual Report, which is included as Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Board has  delegated  to  Neuberger  Berman,  LLC  ("Neuberger  Berman") the
responsibility to vote proxies related to the securities held in the Registrant's portfolio. Under this authority, Neuberger Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its stockholders. The Board permits Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

Neuberger Berman has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority, including the Registrant. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Institutional Shareholder Services Inc. ("ISS") to vote proxies in accordance with Neuberger Berman's voting guidelines.

Neuberger Berman's guidelines adopt the voting recommendations of ISS. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman's proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)   The   following   Portfolio   Managers   have   day-to-day   management
responsibility of the Registrant's portfolio as of the date of the filing of this report.

      THOMAS J. BROPHY AND LORI CANELL are Vice Presidents of Neuberger Berman Management Inc. ("NB Management") Mr. Brophy and Ms. Canell are also Managing Directors of Neuberger Berman. From 1998 to 2000, Mr. Brophy was a portfolio manager and credit analyst for Neuberger Berman. From 1997 to 1998, he was a portfolio manager at another investment firm. Mr. Brophy and Ms. Canell have been Portfolio Managers at the firm for at least the last five years and have co-managed the Registrant's assets since its inception.


(a)(2) The table below describes the other accounts for which each Portfolio Manager has day-to-day management responsibility as of October 31, 2006.

                                                                  NUMBER OF ACCOUNTS      ASSETS MANAGED FOR WHICH
                                 NUMBER OF      TOTAL ASSETS       MANAGED FOR WHICH           ADVISORY FEE IS
                                  ACCOUNTS        MANAGED           ADVISORY FEE IS           PERFORMANCE-BASED
                                  MANAGED       ($ MILLIONS)       PERFORMANCE-BASED            ($ MILLIONS)
THOMAS BROPHY

Registered Investment
Companies*                           3               443                    0                         0

Other Pooled Investment
Vehicles                             0                 0                    0                         0

Other Accounts**                   470             1,704                    0                         0


LORI CANELL

Registered Investment
Companies*                           3               443                    0                         0

Other Pooled Investment
Vehicles                             0                 0                    0                         0

Other Accounts**                 4,584             2,947                    0                         0

*Registered Investment Companies include: Mutual Funds.
**Other Accounts include: Institutional Separate Accounts, Sub-Advised, and Managed Accounts (WRAP).


Conflicts of Interest
---------------------

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Registrant. Moreover, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Registrant may not be able to take full advantage of that opportunity. Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant. NB Management, Neuberger Berman and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation (as of October 31, 2006)
       -------------------------------------

A portion of the compensation paid to each Portfolio Manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The Portfolio Managers are paid a base salary that is not dependent on performance. Each Portfolio Manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the Portfolio Managers' compensation packages, including: (i) whether the manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the Portfolio Manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the Portfolio Manager is responsible.

NB Management's Portfolio Managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. NB Management believes that its Portfolio Managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

In addition, there are additional stock and option award programs available.

NB Management believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

(a)(4) Ownership of Securities
       -----------------------

Set forth below is the dollar range of equity securities beneficially owned by each Portfolio Manager in the Registrant as of October 31, 2006.

-----------------------------------------------------------------------------
                 PORTFOLIO MANAGER   DOLLAR RANGE OF EQUITY
                                     SECURITIES OWNED IN THE
                                     REGISTRANT
-----------------------------------------------------------------------------
                 THOMAS BROPHY                                 A
-----------------------------------------------------------------------------
                 LORI CANELL                                   A
-----------------------------------------------------------------------------
                 A = None                  E = $100,001-$500,000

                 B = $1-$10,000            F = $500,001-$1,000,000
                 C = $10,001 - $50,000     G = $1,000,001 or More
                 D = $50,001-$100,000

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

No reportable purchases for the period covered by this report.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 11. CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1)A copy of the Code of Ethics is incorporated by reference to Registrant's Form N-CSR, Investment Company Act file number 811-21169 (filed July 10,
      2006).

(a)(2)The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") are filed herewith.

(a)(3)Not applicable to the Registrant.

(b) The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman New York Intermediate Municipal Fund Inc.



By: /s/ Peter E. Sundman
    -------------------------
      Peter E. Sundman
      Chief Executive Officer

Date: January 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By: /s/ Peter E. Sundman
    -------------------------
      Peter E. Sundman
      Chief Executive Officer

Date: January 4, 2007



By: /s/ John M. McGovern
    -----------------------------------
      John M. McGovern
      Treasurer and Principal Financial
      and Accounting Officer

Date:  January 4, 2007